UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

MARIZYME, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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MARIZYME, INC.

555 Heritage Drive, Suite 205

Jupiter, FL 33458

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 27, 2022

Dear Shareholders:

Marizyme, Inc. (“we,” “us,” “Marizyme,” or the “Company”) cordially invites you to attend our 2022 fiscal year annual meeting of shareholders. The meeting will be held on December 27, 2022, at 12:00 p.m. (EST). The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/mrzm (please note this link is case sensitive). At the meeting we will be considering and voting on the following matters:

1.	Electing seven directors to the Company’s Board of Directors (the “Board”), each to serve a term of one year;

2.	To approve an amendment to the Company’s Articles of Incorporation, as amended to date, to increase the total number of shares of authorized common stock to 75,000,000, on a post-Reverse Stock Split basis;

3.	To ratify an amendment of the Marizyme, Inc. Amended and Restated 2021 Stock Incentive Plan to increase the number of shares of common stock available for issuance under such plan from 1,325,000 shares to 1,800,000 shares, on a post-Reverse Stock Split basis;

4.	To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

5.	To approve, on a non-binding advisory basis, the preferred frequency of stockholder advisory votes on executive compensation, referred to as “say-on-frequency”; and

6.	To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.

Shareholders who owned our common stock at the close of business on November 3, 2022 (the “Record Date”), may attend and vote at the meeting. A shareholders list will be available at our offices at 555 Heritage Drive, Suite 205, Jupiter, Florida, 33458, for a period of ten days prior to the meeting. We hope that you will be able to attend the meeting.

The enclosed Proxy Statement is also available at www.iproxydirect.com/MRZM. This website also includes copies of the form of proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 31, 2022. Shareholders may also request a copy of the Proxy Statement and the Company’s Annual Report by contacting our main office at (561) 935-9955.

Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the Proxy Statement for more details.

We look forward to seeing you at the meeting.

By order of the Board of Directors,

David Barthel
Chief Executive Officer

Jupiter, Florida

November 11, 2022

555 Heritage Drive, Suite 205

Jupiter, Florida 33458

PROXY STATEMENT

GENERAL INFORMATION

Marizyme, Inc. (“Marizyme,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2022 fiscal year annual meeting of shareholders (the “Annual Meeting” or the “Meeting”) to be held on December 27, 2022 at 12:00 pm (EST), and at any postponement(s) or adjournment(s) thereof. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/mrzm (please note this link is case sensitive). These materials were first sent or given to shareholders on Novembr 14, 2022. You are invited to attend the Annual Meeting and are requested to vote on the Proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this Proxy Statement relates to the Proposals to be voted on at the Annual Meeting. Included with this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 31, 2022 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement or the enclosed form of proxy) via the Internet at www.iproxydirect.com/MRZM or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

DEFINITIONS

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “Marizyme” and “Marizyme, Inc.” refer specifically to Marizyme, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Code” means the Internal Revenue Code of 1986, as amended from time to time;

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“Reverse Stock Split” refers to the one-for-four (1-for-4) reverse stock split of our authorized and issued and outstanding shares of common stock, approved by our board of directors on August 1, 2022 and effective August 3, 2022, via the filing of a Certificate of Change with the Secretary of State of the State of Nevada on that date.

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

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INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board is soliciting proxies for the 2022 fiscal year Annual Meeting of shareholders and at any adjournments or postponements of the meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from shareholders. Our directors, officers and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

QUESTIONS AND ANSWERS

General Questions and Answers

Q:	Who can vote at the meeting?

A:	The Board set November 3, 2022, as the record date for the meeting. You can attend and vote at the meeting if you were a holder of our common stock at the close of business on the record date. On the record date, there were 10,132,212 shares of common stock issued and outstanding, voting in aggregate 10,132,212 total voting shares at the meeting.

Q:	What Proposals will be voted on at the meeting?

A:	Six Proposals are scheduled to be voted upon at the meeting:

●	The election of directors.

●	To approve an amendment to the Company’s Articles of Incorporation, as amended to date, to increase the total number of shares of authorized common stock to from 18,750,000 shares to 75,000,000 shares, on a post-Reverse Stock Split basis.

●	To ratify an amendment of the Marizyme, Inc. Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) which increased the number of shares of common stock available for issuance under the 2021 Plan from 1,325,000 shares to 1,800,000 shares, on a post-Reverse Stock Split basis.

●	To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

●	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers.

●	To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about November 15, 2022, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners. All shareholders will have the ability, beginning on or about November 14, 2022, to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

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Q:	Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

A:	No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the meeting, but you cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to vote via the Internet, by telephone or by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:	How can I get electronic access to the proxy materials?

A:	The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to:

●	View our proxy materials for the meeting on the Internet; and

●	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	How do I cast my vote?

A:	For shareholders whose shares are registered in their own names, as an alternative to voting at the meeting, you may vote via the Internet, by fax, by telephone or, for those shareholders who request a paper proxy card in the mail, by mailing a completed proxy card. The Notice of Internet Availability of Proxy Materials provides information on how to vote via the Internet, fax or by telephone or request a paper proxy card and vote by mail. Those shareholders who request a paper proxy card and elect to vote by mail should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by our Board on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any postponement or adjournment of the meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet, via fax or over the telephone. If Internet, fax or telephone voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules of the New York Stock Exchange (“NYSE”), which apply to brokers regardless of whether an issuer is listed on the NYSE or The Nasdaq Stock Market LLC (“Nasdaq”) or quoted on one of the OTC Markets, Inc. tiers, brokers have the discretion to vote such shares on “routine matters, but not on non-routine matters. Routine matters include Proposal 2 relating to the increase in the total number of authorized shares of our common stock from 18,750,000 to 75,000,000, Proposal 4 relating to the ratification of our independent auditors and Proposal 6 relating to the approval to adjourn the meeting, but not to Proposal 1 relating to the election of directors, Proposal 3 relating to the increase to the number of shares of common stock available for issuance under the 2021 Plan from 1,325,000 shares to 1,800,000 shares and Proposal 5 relating to the non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers (collectively, the “non-routine matters”). Your vote is especially important. If your shares are held by a broker, your broker will have discretionary authority to vote on Proposals 2, 4 and 6, but will not have discretionary authority to vote on Proposals 1, 3 and 5. Your broker cannot vote your shares for these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these non-routine matters promptly. See “Vote Required” for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote at the meeting in person, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

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Q:	Can I revoke or change my proxy?

A:	Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet, fax or by telephone, or by delivering written notice of revocation of your proxy to our Secretary at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:	How does the Board recommend I vote on the Proposals?

A:	The Board recommends you vote “FOR” each of the nominees to our Board, “FOR” the increase in our authorized common stock, “FOR” the increase in the number of shares of our common stock authorized for issuance under our 2021 Plan, “FOR” the ratification of the appointment of our independent public accounting firm for our 2022 audit, for approval of once every “three years” as the frequency of the non-binding vote on the compensation of our named executive officers, and “FOR” the approval to adjourn the meeting to a later date, as described above.

Q:	Who will count the vote?

A:	The inspector of election will count the vote.

Q:	What is a “quorum?”

A:	A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority (more than 50%) of the outstanding voting shares as of the record date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting; or have voted on the Internet, by fax, by telephone or by properly submitting a proxy card or voting instruction card by mail. Abstentions and broker non-votes (as explained below) also count toward the quorum. If there is no quorum, the meeting may be adjourned to another date by the chairman of the meeting or the holders of a majority of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote.

Q:	What are broker non-votes?

A:	Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine,” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

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Q:	What is the effect of a withhold vote?

Withhold votes will have no legal effect on the election of directors because such elections are by a plurality. Withhold votes will be counted as shares present and entitled to vote for purposes of determining a quorum.

Q:	What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting (Proposals No. 2, 3, 4, 5 and 6). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the Proposals:

Proposal 1 – Election of directors.	The seven nominees for election as directors at the Annual Meeting who receive the greatest number of “FOR” votes cast by the shareholders, a plurality, will be elected as our directors.

Proposal 2 – Approval of an amendment to the Company’s Articles of Incorporation, as amended to date, to increase the total number of shares of authorized common stock to 75,000,000 (the “Proposed Authorized Share Increase Amendment”).	To be approved by shareholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 3 – Ratification of an amendment to the 2021 Plan, which increased the number of shares of common stock available for issuance under the 2021 Plan from 1,325,000 shares to 1,800,000 shares (the “2021 Plan Amendment”)	To be approved by shareholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 4 – Ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022	To be approved by shareholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 5 – Non-binding advisory vote to approve three years as the preferred frequency of stockholder advisory votes on executive compensation, referred to as “say-on-frequency.”	To be approved by shareholders, one of the three selections in this Proposal, every one year, two years or three years, must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote, provided that this Proposal is non-binding.

Proposal 6 – Approval to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.	To be approved by shareholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of shares represented at the meeting, in person or by proxy, and entitled to vote.

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Q:	What does it mean if I get more than one Notice of Internet Availability of Proxy Materials?

A:	Your shares are probably registered in more than one account. Please provide voting instructions for all Notices of Internet Availability of Proxy Materials, proxy and voting instruction cards you receive.

Q:	How many votes can I cast?

A:	Holders of our common stock receive one vote for each share of common stock which they hold as of the Record Date.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in a Current Report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

INSTRUCTIONS FOR THE VIRTUAL ANNUAL MEETING

This year our Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://agm.issuerdirect.com/mrzm (please note this link is case sensitive) and enter the control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Microsoft Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions which are not pertinent to meeting matters will not be answered.

FORWARD LOOKING STATEMENTS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

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PROPOSAL 1

ELECTION OF DIRECTORS

At the meeting, seven directors are to be elected. Each director is to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. After identifying the members of our Board who are up for re-election in fiscal 2022 and reviewing the criteria that the Nominating and Corporate Governance Committee uses when evaluating director nominees, the Board nominated the seven directors for election at the meeting based on the recommendation of the Nominating and Corporate Governance Committee. All of the director nominees are already serving as members of the Board of Directors of the Company.

In considering individual director nominees and Board committee appointments, our Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our shareholders’ interests and creating and enhancing value for our shareholders. In so doing, the Nominating and Corporate Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Corporate Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Corporate Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Corporate Governance Committee believes must be met by a prospective director nominee, the Nominating and Corporate Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent shareholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

Nominees

The following table and accompanying descriptions indicate the name of each director nominee, including their age, principal occupation or employment, and the year in which each person first became an officer or director. Our directors serve until the earlier occurrence of the election of their successors at the next annual meeting of stockholders, death, resignation or removal by the Board of Directors. There are no family relationships among our directors, executive officers, or director nominees.

Name	Position	Date First Elected/Appointed as Director	Age
David Barthel	Chief Executive Officer, Secretary and Director	December 21, 2021	64
Terry Brostowin, Esq.	Director	December 14, 2018	62
Dr. William Hearl	Director	October 30, 2020	65
Julie Kampf	Director	February 3, 2021	56
Dr. Vithalbhai Dhaduk	Chairman of the Board of Directors	February 22, 2021	67
Michael Stewart	Director	June 1, 2022	65
Dr. Nilesh Patel	Director	April 22, 2022	57

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Directors

David Barthel, Chief Executive Officer, Secretary and Director

Mr. Barthel has served as our Chief Executive Officer since November 2021, as a director since December 2021 and as our Secretary since October 2022. From March 2021 to November 2021, Mr. Barthel was Chief Executive Officer of Health Logic Interactive Inc. and its wholly owned subsidiary, My Health Logic Inc., a company focused on developing an innovative point-of-care lab-on-chip digital diagnostic device technologies for chronic kidney disease. My Health Logic Inc., which holds the MATLOC 1 device technology and all accompanying agreements, was acquired by Marizyme in December 2021. From July 2019 to February 2021, Mr. Barthel was Managing Director at an affiliate company of Henry Schein, Inc. Mr. Barthel founded The SmartPill Corp. in 2002 and led the company as CEO and President until its acquisition in October 2012 by medical device giant, Medtronic plc (Nasdaq: MDT). After the acquisition, Mr. Barthel served as Area Vice President, Southeast Division, at an affiliate company of Medtronic until July 2019. Mr. Barthel earned a Bachelor of Arts Degree from St. Norbert College in De Pere, Wisconsin, and an MBA from Lake Forest Graduate School of Management in Lake Forest, Illinois.

Director Qualifications:

Our board of directors believes that Mr. Barthel is qualified to serve as a member of the board of directors due to his 25 years of executive leadership of early-stage and large corporations in the healthcare and medical devices industries.

Terry Brostowin, Esq., Director

Mr. Brostowin, 62, has been a member of our board of directors since December 2018. Mr. Brostowin also serves as the chairman of the Company’s Audit Committee and as a member of its Compensation Committee. Mr. Brostowin is an attorney admitted to the Federal Courts in both the Eastern and Southern Districts of New York and the District of New Jersey. Mr. Brostowin has been President of Brostowin & Associates, PC, since December 2016. Mr. Brostowin has extensive expertise in contracts and commercial litigation. Mr. Brostowin has provided his opinion to the New York City Mayor’s office of judicial screening committees on judicial reappointments and was a compliance specialist ensuring the Department of Correction’s compliance with various Federal Court ordered mandates and ensured the financial integrity of various vendors doing business with the Financial Systems Division. Mr. Brostowin has been affiliated with the law firm Brostowin & Associates, PC, since 2009.

Director Qualifications:

The Board of Directors believes that Mr. Brostowin is qualified to serve as a member of the Board due to his experience as an attorney. Mr. Brostowin has been a trial litigator for several decades and has experience in state and federal courts along with experience in corporate, labor, real estate and contract law.

Dr. William Hearl, Director

Dr. Hearl has been a member of our board of directors since October 2020. Dr. Hearl also serves as a member of the Company’s Audit Committee, Compensation Committee and its Nominating and Corporate Governance Committee. Dr. Hearl is the founder of Immunomic Therapeutics, Inc. and has served as its chief executive officer, chairman, and president since January 2006. Dr. Hearl is an experienced and successful life science businessman and entrepreneur. Dr. Hearl is adept at brokering mutually beneficial partnerships and identifying non-traditional collaborations and investment opportunities.

Dr. Hearl is also a founder of Capital Genomix, Inc. (CGI), a Maryland-based biomarker and drug discovery Company and served as its first chief executive officer from inception in 2000 to late 2002 when he assumed the role of chief scientific officer. Dr. Hearl raised seed funds and Series A & B funding for CGI (approximately $5 million in cash/debt). Dr. Hearl also acquired the Dynex Technologies division of Thermo Scientific in a leveraged acquisition deal, which was subsequently divested and yielded a remarkable tenfold return to CGI.

Dr. Hearl is also responsible for the acquisition and development of the core technologies of Capital Genomix: GeneSystem320TM was licensed exclusively from MD Anderson Cancer Center and the ImmunoMouseTM was invented by Dr. Hearl. Dr. Hearl also has an established record of scientific productivity over his 20 years of work in the biotech industry. He started his career as a bench scientist at Electro-Nucleonics, Inc. and developed blood-based diagnostics for HIV, HTLV-I and Hepatitis C. He later worked at Life Technologies and directed the immunodetection group. Under Dr. Hearl’s direction, the lab developed a number of innovative antibody-based detection kits and reagents. He moved into scientific management when he became the director of research and development at Kirkegaard & Perry Laboratories, Inc. in 1994.

Dr. Hearl received his Ph.D. in biochemistry from the University of Tennessee and B.S. from East Tennessee State University.

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Director Qualifications:

The Board of Directors believes that Dr. Hearl is qualified to serve as a member of the Board due to his experience as a biotech / biopharma executive having successfully guided Immuomic Therapeutics to profitability over the last 15 years. He has raised more than $400 million in equity and non-dilutive capital highlighted by his major transaction with Astellas Pharma in 2015. He has served on numerous boards included the Maryland Governor’s Life Science Advisory Board and has a substantial network of business contacts including into international market in Japan and South Korea. Dr. Hearl was a finalist for the Maryland Tech Council CEO of the Year in 2021 and is recognized as a leader in the biotech business community in Maryland.

Julie Kampf, Director

Ms. Kampf has been a member of our board of directors since February 2021. Ms. Kampf also serves as a member of the Company’s Compensation Committee and Nominating and Corporate Governance Committee, and serves as chairman of the Company’s Compensation Committee. Ms. Kampf is a global business executive and thought leader on talent and diversity, with 30 years of experience in the life science and retail/consumer fashion industries and on not-for-profit boards of directors. Ms. Kampf is currently Chief Executive Officer of JBK Associates International, which she founded in 2003, and which has grown to become a multi-million-dollar company and one of INC’s fastest growing private companies, four consecutive years, beginning in 2011. Ms. Kampf has a reputation for delivering results that exceed expectations working with life science company CEOs and boards, ranging from companies included in the Fortune 100 to early-stage startup companies.

Ms. Kampf has significant not-for-profit board and advisory committee experience having served on Howard University’s School of Communications Board of Visitors, where she helped launch an entrepreneurial incubator and established an award for student entrepreneurs. Her not-for-profit board service spans the Linkage Diversity Summit, Enterprising Women magazine, International Association of Corporate and Professional Recruitment, Girl Scout Council of Bergen County, Guiding Eyes for the Blind. Additionally, Ms. Kampf has served on the Executive Committee of Good Grief, a national leader in delivering grief services to children and their families.

Ms. Kampf was president of the 1,750-member HBA (Healthcare Businesswomen’s Association) Metro Chapter, where she co-founded a successful mentoring program. At the same time as a founding member of Bergen County’s Women United in Philanthropy, Ms. Kampf helped launch the area’s largest grantor giving circle focused on women’s issues.

Ms. Kampf has received numerous awards, including having been recognized as one of New Jersey’s Best 50 Women in Business, an Enterprising Woman of The Year, an Ernst & Young Entrepreneurial Winning Woman, and a Brava Smart CEO Winner. In 2013 and 2009, Ms. Kampf was recognized as one of the PharmaVoice 100 “most inspiring people in the Life Science Industry.”

Ms. Kampf earned a BA in Political Science from the University of Rhode Island, where she minored in Marketing.

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Director Qualifications:

The Board of Directors believes that Ms. Kampf is qualified to serve as a member of the Board due to her experience holding executive committee positions on non-profit boards and having been the president of a non-profit board with more than 1,700 members. Additionally, Ms. Kampf serves public companies in her business life and works directly with public company boards in many cases. She has built a business from the group up to a multi-million-dollar businesses; therefore she is keenly aware of the drivers for growth. Ms. Kampf is a compensation expert given the work that she does in the search industry, and her knowledge of talent management, culture and diversity.

Dr. Vithalbhai Dhaduk, Chairman of the Board of Directors

Dr. Dhaduk has been a director since February 2021, and as Chairman since June 2021. From July 2021 to November 2021, Dr. Dhaduk was Interim Chief Executive Officer. Upon Mr. Barthel’s appointment as Chief Executive Officer in November 2021, Dr. Dhaduk resigned his position as Interim Chief Executive Officer. Dr. Dhaduk also serves as the chairman of our Nominating and Corporate Governance Committee. Dr. Dhaduk has more than 30 years’ professional experience as a neurologist who has served as Head of Neurology at Professional Neurological Associates for 20 years and Assistant Professor of Neurology at Commonwealth Medical College. Dr. Dhaduk currently serves as President and Chairman at Professional Neurological Associates (since 1987), Chairman of Dap Dhaduk 1 to 8 (since 1998), Chairman of Caritas International Trading Inc. (since 2011), President and Chairman of Caritas Real Estate Group (since 2011), President and Chairman of Core Hospitality LLC (since 2011), President and Chairman of Star Real Estate LC (since 2012), President and Chairman of Coracias Advanced Technology LLC (since 2016), a directors of The Wright Center (since 2017), and President and Chairman of CorePharma, LLC (since 2018). Previously, Dr. Dhaduk had served as Chairman of Global Pharma Analytics (2012 – 2019), as President and Chairman of Somahlution, LLC (2012 – 2019), President and Chairman of Apicore LLC (2005 – 2016), President and Chairman of R&D Future Aire Tech (2011 – 2013), President and Chairman of Neuron Biotech (2007 – 2013), President and Chairman of Synerx Pharmaceutical (2007 – 2013), and as a director on the board of directors at FNCB Bancorp, Inc. (Nasdaq: FNCB, from 2017 to May 2021). Dr. Dhaduk is a managing trustee of charitable trust and past President and Chairman of Saurashtra Patel Cultural Samaj.

Dr. Dhaduk received a Bachelor of Medicine and Bachelor of Surgery in 1980 from M.P. Shah Medical College in Jamngar, India. Dr. Dhaduk has a Pennsylvania and New Jersey medical licenses (both since 1985), PGY-1 waiver on basis of excellence in post-graduation from the Board of Psychiatry and Neurology (1984), FLEX (Federal Licensing Examination (1984) and ECFMG Certification (1981). Dr. Dhaduk has received the following awards: David Dunn Memorial Award for Outstanding Teaching and Study of Neurology, Medical College of Pennsylvania (1986 – 1987) and Honors in Medicine, M.P. Shah Medical College, India (1980). Dr. Dhaduk has memberships in Fellow of the American Academy of Neurology, Pennsylvania Medical Society, Lackawanna County Medical Society, American Medical Association, MS Society, Parkinson’s Support Group, National Headache Foundation, Alzheimer’s Support Group and Who’s Who Registry.

Dr. Dhaduk has published in the Journal of Neurology, Neurosurgery, and Psychiatry the following: Partial Ataxic Hemiparesis (1988) and Polyneuritis Cranialis in Lyme Disease (1987). He has presented at the following: CT Scan, EEG, and Brain Mapping in Acute Stroke at American Academy of Neurology (April 1987) and Magnetic Resonance Imaging of Intracranial Vascular Malformations at American Society of Neuroimaging (February 1986).

Director Qualifications:

The Board of Directors believes that Dr. Dhaduk is qualified to serve as a member of the Board due to his experience as a director on various private company boards, and his more than 35 years in the medical profession and as a business owner.

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Michael Stewart, Director

Mr. Stewart has been a member of our board of directors since June 2022. Mr. Stewart has served as the Chief Operating Officer and a director of CyDuct, LLC, a bioinformatics startup, since January 2018. Since May 2022, Mr. Stewart has also served as a director of The Lotus Group Inc., doing business as GlobalMed Technologies, a health technology company. Since November 2016, Mr. Stewart has also been a consultant for various clients. From June 2018 to April 2019, Mr. Stewart was a consultant and director of Gadsden Properties, Inc., formerly known as FC Global Realty Incorporated, a formerly-public real estate development company. From May 2017 to June 2018, Mr. Stewart was the Chief Executive Officer, Chief Financial Officer, the chairman of the Audit Committee and a member of the Compensation Committee and Governance Committee of Gadsden Properties. From December 2014 to October 2016, Mr. Stewart was the Chief Executive Officer, President and a director of Strata Skin Sciences, Inc. (Nasdaq: SSKN), a public medical devices company. From December 2002 to December 2014, Mr. Stewart was Executive Vice President and Chief Operating Officer of PhotoMedex, Inc., a formerly-public medical device company, now known as Gadsden Properties, Inc. From October 1999 to December 2002, Mr. Stewart was Chief Executive Officer and President and a director of Surgical Laser Technologies, Inc., a medical devices company. From October 1990 to December 1999, Mr. Stewart was Vice President and Chief Financial Officer of Surgical Laser Technologies. From July 1983 to October 1990, Mr. Stewart was a financial manager at Decision One Corporation, a computer products company. From July 1980 to July 1983, Mr. Stewart was an accountant at Texaco, Inc., now owned by Chevron Corporation (NYSE: CVX), a public energy company. Mr. Stewart earned a Bachelor of Science degree in Accounting and a Master of Business Administration in Finance from La Salle University.

Director Qualifications:

The board of directors believes that Mr. Stewart is qualified to serve as a member of the board due to his many years of executive leadership at early-stage and public companies in the healthcare and medical devices industries and financial expertise.

Nilesh Patel, Director

Dr. Patel has been a member of our board of directors since April 2022. Dr. Patel has been a practicing physician with and Chairman of Advanced Cardiovascular Specialists LLC since August 2013.

Director Qualifications:

Our board of directors believes that Dr. Patel is qualified to serve as a member of the board due to his experience as a director, ten years of practice in the medical profession, and as a business owner.

Vote Required

The seven nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the shareholders, a plurality, will be elected as our directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

Our Board recommends a vote “FOR” all seven nominees to the Board.

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PROPOSAL 2

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED TO DATE, TO INCREASE THE TOTAL NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 18,750,000 SHARES TO 75,000,000 SHARES

The Company is asking stockholders to adopt and approve the Proposed Authorized Share Increase Amendment. Pursuant to the Company’s Articles of Incorporation, as amended to date, the Company has authorized capital stock of 43,750,000 shares, of which 18,750,000 shares are designated as common stock and 25,000,000 shares are designated as preferred stock, with no shares of preferred stock outstanding.

The number of authorized and issued shares of common stock indicated above and in the disclosures below reflect the 1-for-4 Reverse Stock Split which became effective under Nevada law on August 3, 2022. The trading price of our common stock, however, which is currently quoted on the OTC Markets, Inc. QB tier, does not reflect the post-Reverse Stock Split adjusted price and will not reflect such adjusted price until the Offering (as defined below) closes and our common stock is up-listed to the Nasdaq Capital Market.

Currently, 10,132,212 shares of our common stock, not including shares of common stock issuable upon conversion or exercise of outstanding convertible or exercisable options and warrants, which additional number totals 8,750,004 shares of common stock if the Company’s intended public offering of its units consisting of shares of common stock and warrants (the “Offering”) constitutes a “qualified financing” under the terms of certain of the Company’s outstanding convertible notes and warrants, or up to an additional 9,242,220 shares of common stock if the Offering does not constitute a “qualified financing,” which numbers do not include additional shares that will become issuable pursuant to the accrual of interest under such certain convertible notes, nor does it include an aggregate of 348,167 shares of common stock (including shares of common stock issuable upon exercise and conversion of warrants and convertible notes) beneficially owned collectively by the lead underwriter for the Offering and one of its registered representatives, to which they have agreed to forego their rights as of the date hereof. As a result of these commitments, including an aggregate of 5,714,288 shares of common stock included in, or issuable pursuant to the warrants included in, the units to be issued in the Offering, assuming a public offering price of $7.00 per unit (which is the midpoint of the Company’s estimated range of the public Offering price of such units), the Company does not currently have a sufficient number shares of common stock available under its Articles of Incorporation for the issuance of shares of common stock to (i) all current holders of outstanding warrants, convertible notes, and options of the Company upon the conversion or exercise of such securities by such holders, as applicable, (ii) all potential holders of warrants issued in connection with the Offering and who subsequently exercise such warrants, and (iii) any holders of warrants, convertible notes, and options of the Company issuable by the Company in the future upon the conversion or exercise of such securities by such holders, as applicable.

The Board believes the increase in the number of authorized shares of the Common Stock to provide availability for such future issuances, including those in connection with the Offering, under the Articles of Incorporation is in the best interest of the Company. Such increase will provide the Company with sufficient shares for future issuances of securities to fund the operations and growth of the Company and will also provide the Company with greater flexibility to respond quickly to advantageous business opportunities since we may from time to time explore opportunities to make acquisitions through the use of stock. For all of the reasons described above, the Company proposes to adopt an amendment to its Articles of Incorporation to increase the number of authorized shares of its common stock from 18,750,000 shares to 75,000,000 shares (the “Proposed Authorized Share Increase”). The par value of the Common Stock will continue to be $0.001 per share.

The Board has unanimously approved and declared advisable the Proposed Authorized Share Increase and recommends that our stockholders adopt and approve the Proposed Authorized Share Increase Amendment. The foregoing description of the Proposed Authorized Share Increase is a summary and is subject to the full text of the Proposed Authorized Share Increase Amendment, which is attached to this proxy statement as Annex A. The text of the Proposed Authorized Share Increase Amendment may be altered to reflect any changes required by applicable law or otherwise deemed necessary or advisable by the Board.

If the Proposed Authorized Share Increase is approved by our stockholders, it will become effective immediately upon the filing of a Certificate of Change to our Articles of Incorporation with the Secretary of State of State of Nevada, which we expect to file promptly after the Annual Meeting. No further action on the part of stockholders will be required to implement the Proposed Authorized Share Increase. If the proposed amendment is not approved by our stockholders, the authorized shares of our common stock will remain unchanged and we may not be able to comply with all of our obligations upon exercise of the outstanding warrants because we would not have a sufficient number of shares of common stock authorized and available for issuance upon the exercise of all such warrants.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy at the 2022 Annual Meeting will be required to approve Proposed Authorized Share Increase. Abstentions will have the effect of a vote against and broker-non-votes, if any, see above (although none are anticipated since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions not directed by stockholders how to vote), will have no effect on the outcome of this proposal.

Board Recommendation

The Board of Directors recommends that stockholders vote “FOR” the Proposed Authorized Share Increase.

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PROPOSAL 3

RATIFICATION TO THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN

General

On May 18, 2021, the Company’s Board of Directors adopted, subject to the ratification of the shareholders, the 2021 Plan. The 2021 Plan was ratified by a majority of the Company’s shareholders at the Company’s 2021 annual meeting of shareholders held on September 20, 2021.

The 2021 Plan, as initially adopted, reserved an aggregate of 1,325,000 shares (on a post-Reverse Stock Split basis) of our common stock for issuance (5,300,000 shares on a pre-Reverse Stock Split basis). The Board of Directors requests that stockholders ratify an amendment to the 2021 Plan (the “2021 Plan Amendment”) to increase the maximum number of shares of our common stock available for issuance pursuant to awards granted under the 2021 Plan by 475,000 shares to 1,800,000 shares. The Board approved the 2021 Plan Amendment at its special meeting held on August 30, 2022.

As of the date hereof, 731,014 post-Reverse Stock Split shares remained available for grant under the 2021 Plan.

Reasons for the 2021 Plan Amendment

The Board of Directors recommends that stockholders vote “FOR” the ratification of the 2021 Plan Amendment to increase the number of shares authorized and available for issuance under the 2021 Plan. In making such recommendation, the Board of Directors considered a number of factors, including the following:

●	Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The 2021 Plan Amendment will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.

●	We believe the current amount of shares remaining available for grant under the 2021 Plan is not sufficient in light of our compensation structure and strategy, and that the additional 475,000 shares being sought will ensure that we continue to have a sufficient number of shares authorized and available for future awards issued under the 2021 Plan.

Stockholders are being asked to ratify the 2021 Plan Amendment to satisfy Nasdaq requirements relating to stockholder approval of equity compensation that will apply to the Company in the event that the common stock is listed on the Nasdaq Capital Market in connection with the Offering and to qualify certain stock options authorized under the 2021 Plan for treatment as incentive stock options under Section 422 of the Code.

Share Usage and Key Data

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee monitors our annual stock award Burn Rate and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Committee’s judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, non-employee directors and consultants. The table below illustrates our Burn Rate and Overhang under our Plan for the past two fiscal years with details of each calculation noted below the table.

	2021	2020
Burn Rate(1)	3.8%	3.7%
Overhang(2)	11.6%	19.2%

(1)	Burn Rate is (number of shares subject to equity awards granted during a fiscal year)/(total common shares outstanding for that fiscal year).

(2)	Overhang is (number of shares subject to outstanding awards at the end of a fiscal year + number of shares available for new awards under incentive plan)/(number of shares subject to outstanding awards at the end of the fiscal year + number of shares available for new awards under incentive plan + total common shares outstanding for that fiscal year).

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The 2021 Plan Amendment (2021 Plan Amendment No. 1) is attached hereto as Annex B.

The following summary briefly describes the principal features of the 2021 Plan and is qualified in its entirety by reference to the full text of the 2021 Plan.

Awards that may be granted include: (a) Incentive Stock Options, or ISO (b) Nonstatutory Stock Options, (c) Stock Appreciation Rights, (d) Restricted Stock, (e) Restricted Stock Units, or RSUs, (f) Stock granted as a bonus or in lieu of another award, and (g) Performance Awards. These awards offer us and our shareholders the possibility of future value, depending on the long-term price appreciation of our common stock and the award holder’s continuing service with us.

Stock options give the option holder the right to acquire from us a designated number of shares of common stock at a purchase price that is fixed at the time of the grant of the option. The exercise price will not be less than the fair market value of the common stock on the date of grant. Stock options granted may be either incentive stock options or non-statutory stock options.

Stock appreciation rights, or SARs, which may be granted alone or in tandem with options, have an economic value similar to that of options. When an SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the fair market value of the shares on the date of exercise and the exercise price of the shares under the SAR. The exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the 2021 Plan, holders of SARs may receive this payment – the appreciation value – either in cash or shares of common stock valued at the fair market value on the date of exercise. The form of payment will be determined by us.

Restricted stock are awards of a right to receive shares of common stock or of a right to receive shares in the future. Restricted stock shares can take the form of awards of restricted stock, which represent issued and outstanding shares of common stock subject to vesting criteria, or restricted stock units, which represent the right to receive shares of common stock subject to satisfaction of the vesting criteria. Restricted Stock Unit Awards are evidenced by award agreements in such form as our board of directors shall from time to time establish. Restricted shares are forfeitable and non-transferable until the shares vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded.

Our board of directors may grant common stock to any eligible recipient as a bonus, or to grant stock or other awards in lieu of obligations to pay cash or deliver other property under the 2021 Plan or under other plans or compensatory arrangements.

The Plan also provides for performance awards, representing the right to receive a payment, which may be in the form of cash, shares of common stock, or a combination, based on the attainment of pre-established goals.

All of the permissible types of awards under the 2021 Plan are described in more detail below.

Administration of the 2021 Plan. The Plan is currently administered by our Compensation Committee. All questions of interpretation of the 2021 Plan, of any award agreement or of any other form of agreement or other document employed by us in the administration of the 2021 Plan or of any award shall be determined by the Compensation Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the 2021 Plan or such award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Compensation Committee in the exercise of its discretion pursuant to the 2021 Plan or award agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

Eligible Recipients. Persons eligible to receive awards under the 2021 Plan will be those employees, consultants and directors of us or of any of our subsidiaries.

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Shares Available Under the 2021 Plan. The maximum aggregate number of shares of common stock that may be issued under the 2021 Plan shall be 1,800,000 shares and shall consist of authorized but unissued or reacquired shares of common stock or any combination thereof, subject to adjustment for certain corporate changes affecting the shares, such as stock splits, merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, or stock dividend. Shares subject to an award under the 2021 Plan for which the award is canceled, forfeited or expires again become available for grants under the 2021 Plan.

Stock Options and Stock Appreciation Rights

General. Stock options and SARs shall be evidenced by award agreements specifying the number of shares of common stock covered thereby, in such form as the Compensation Committee shall from time to time establish. Each stock option grant will identify the option as an ISO or Nonstatutory Stock Option. Subject to the provisions of the 2021 Plan, the Compensation Committee has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the Compensation Committee may determine.

Exercise Price. The exercise price for each stock option or SAR shall be established in the discretion of the Compensation Committee; provided, however, that the exercise price per share for the stock option or SAR shall be not less than the fair market value of a share of common stock on the effective date of grant of the stock option or SAR. Notwithstanding the foregoing, a stock option or SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such stock option or SAR is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

Exercise Terms. Stock options may be immediately exercisable but subject to repurchase or may be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Compensation Committee and set forth in the award agreement evidencing such stock option. No stock option or SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such stock option or SAR. Subject to the foregoing, unless otherwise specified by the Compensation Committee in the grant of a stock option or SAR, any stock option or SAR granted under the 2021 Plan shall terminate ten (10) years after the effective date of grant of the stock option or SAR, unless earlier terminated in accordance with its provisions. The Compensation Committee may set a reasonable minimum number of shares of common stock that may be exercised at any one time.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the Compensation Committee at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our total combined voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with our company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the Compensation Committee and reflected in the grant evidencing the award.

Incentive Stock Options. Stock options intending to qualify as ISOs may only be granted to employees, as determined by the board of directors. No ISO shall be granted to any person if immediately after the grant of such award, such person would own common stock, including common stock subject to outstanding awards held by him or her under the 2021 Plan or any other plan established by the Company, amounting to more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company. To the extent that the award agreement specifies that an option is intended to be treated as an ISO, the option is intended to qualify to the greatest extent possible as an “incentive stock option” within the meaning of Section 422 of the Code, and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Company that the option is or will be determined to qualify as an ISO. If and to the extent that any shares of stock are issued under a portion of any option that exceeds the $100,000 limitation of Section 422 of the Code, such shares of common stock shall not be treated as issued under an ISO notwithstanding any designation otherwise.

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Restricted Stock Awards. Stock awards can also be granted under the 2021 Plan. A stock award is a grant of shares of common stock or of a right to receive shares in the future. These awards will be subject to such conditions, restrictions and contingencies as the Compensation Committee shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.

Restricted Stock Units. RSU awards shall be evidenced by award agreements in such form as the Compensation Committee shall from time to time establish. The purchase price for shares of stock issuable under each RSU award shall be established by the board of directors in its discretion. Except as may be required by applicable law or established by the Compensation Committee, no monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a RSU award. Shares issued pursuant to any RSU award may (but need not) be made subject to vesting conditions based upon the satisfaction of such service requirements, conditions, restrictions or performance criteria, as shall be established by the Compensation Committee and set forth in the award agreement evidencing such award.

Performance Criteria. Under the 2021 Plan, performance criteria means business criteria including, but not limited to: revenue; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating income; pre-or after-tax income; net operating profit after taxes; economic value added (or an equivalent metric); ratio of operating earnings to capital spending; cash flow (before or after dividends); cash-flow per share (before or after dividends); net earnings; net sales; sales growth; share price performance; return on assets or net assets; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; total shareholder return; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels or performance criteria. Any performance criteria may be used to measure the Company’s performance as a whole or any of the Company’s business units and may be measured relative to a peer group or index.

Performance Awards. Performance awards shall be evidenced by award agreements in such form as the Compensation Committee shall from time to time establish. Each performance award shall entitle the participant to a payment in cash or common stock upon the attainment of performance criteria and other terms and conditions specified by the Compensation Committee. Notwithstanding the satisfaction of any performance criteria, the amount to be paid under a performance award may be adjusted by the Compensation Committee on the basis of such further consideration as the Compensation Committee in its sole discretion shall determine. The Compensation Committee may, in its discretion, substitute actual common stock for the cash payment otherwise required to be made to a participant pursuant to a performance award.

Bonus Stock and Awards in Lieu of Obligations. The Compensation Committee may grant common stock to any eligible recipient as a bonus, or to grant common stock or other awards in lieu of obligations to pay cash or deliver other property under the 2021 Plan or under other plans or compensatory arrangements, provided that, in the case of participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Compensation Committee to the extent necessary to ensure that acquisitions of common stock or other awards are exempt from liability under Section 16(b) of the Exchange Act. Common stock or awards granted hereunder shall be subject to such other terms as shall be determined by the Compensation Committee.

Other Material Provisions. Awards will be evidenced by a written agreement, in such form as may be approved by the Compensation Committee. In the event of various changes to the capitalization of our company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the Compensation Committee to the number of shares covered by outstanding awards or to the exercise price of such awards. The Compensation Committee is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our company, including acceleration of vesting. Except as otherwise determined by the Compensation Committee at the date of grant, and subject to the terms of the 2021 Plan, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. The Compensation Committee has the authority, at any time, to discontinue the granting of awards. The Compensation Committee also has the authority to alter or amend the 2021 Plan or any outstanding award or may terminate the 2021 Plan as to further grants, provided that no amendment will, without the approval of our stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the 2021 Plan, change the persons eligible for awards under the 2021 Plan, extend the time within which awards may be made, or amend the provisions of the 2021 Plan related to amendments. Except as otherwise provided by the 2021 Plan, no amendment that would adversely affect any outstanding award made under the 2021 Plan can be made without the consent of the holder of such award.

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Vote Required

The ratification of the 2021 Plan Amendment requires the affirmative vote of the holders of a majority of the outstanding voting shares of the Company cast on the proposal, present in person or by proxy at the Annual Meeting. For the ratification of the 2021 Plan Amendment, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this proposal. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of a vote “AGAINST” the ratification of the 2021 Plan Amendment.

Board Recommendation

Our Board recommends that you vote “FOR” the ratification of the 2021 Plan Amendment.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has approved the engagement of WithumSmith+Brown, PC, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2022. WithumSmith+Brown, PC has served as the Company’s independent registered public accounting firm since 2020. The Board of Directors proposes that the stockholders ratify this appointment. We expect that representatives of WithumSmith+Brown, PC will be present at the meeting via telephone, will be able to make a statement if they so desire and will be available to respond to appropriate questions.

Although stockholder approval of this appointment is not required by law or binding on the Audit Committee, the Audit Committee believes that stockholders should be given the opportunity to express their views. If the stockholders do not ratify the appointment of WithumSmith+Brown, PC as the Company’s independent auditors, the Audit Committee will consider this vote in determining whether to continue the engagement of WithumSmith+Brown, PC.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees for professional service rendered by WithumSmith+Brown, PC for each of the last two fiscal years:

	2021	2020
Audit fees(1)	$112,000	$46,350
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Totals	$112,000	$46,350

(1)	Audit fees include fees paid to WithumSmith+Brown, PC for professional services rendered for the audit for our annual financial statements and reviews of the financial statements included in our Quarterly Reports on Form 10-Q and fees related to securities registration statements and related comfort letter procedures.
(2)	Audit-related fees principally involve other assurance and related services.
(3)	Tax services include tax compliance and tax planning consulting services. No tax services were performed for us in 2021 or 2020.
(4)	No other services were performed for us by WithumSmith+Brown, PC in 2021 or 2020.

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The Audit Committee has implemented pre-approval procedures consistent with the rules adopted by the SEC. All audit services to be provided to the Company by our independent public accounting firm, WithumSmith+Brown, PC, are pre-approved by the Audit Committee prior to the initiation of such services (except for items exempt from pre-approval requirements under applicable laws and rules). The Audit Committee has determined that the provision of the services by WithumSmith+Brown, PC reported hereunder had no impact on its independence.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy at the 2022 Annual Meeting will be required to approve the ratification of the appointment of WithumSmith+Brown, PC, registered public accounting firm. Abstentions will have the effect of a vote against and broker-non-votes, if any, see above (although none are anticipated since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions not directed by stockholders how to vote), will have no effect on the outcome of this proposal.

Board Recommendation

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2022.

AUDIT COMMITTEE REPORT1

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has reviewed and discussed with WithumSmith+Brown, PC, our independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by the Statement on Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the U.S. Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from WithumSmith+Brown, PC required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with WithumSmith+Brown, PC its independence.

Based on the considerations and discussions referred to above, the Audit Committee recommended to our Board of Directors (and the Board of Directors approved) that the audited consolidated financial statements for the year ended December 31, 2021 be included in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC.

This report is provided by the following independent directors, who served on the Audit Committee during the year ended December 31, 2021: Terry Brostowin (then Chairman of the Audit Committee) and Dr. William Hearl.

1	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Marizyme, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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PROPOSAL 5

NON-BINDING ADVISORY VOTE ON APPROVAL OF THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, in this Proposal No. 5 the Company seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. This Proposal No 5, commonly known as a “Say-on-Frequency” proposal, gives our stockholders the opportunity to express their views on whether future advisory votes on the compensation of our named executive officers should occur once every year, every two years or every three years, or to abstain from voting on the advisory matter.

The Board believes that an advisory vote on executive compensation every three years is the most appropriate policy for the Company at this time, and recommends stockholders vote for future non-binding advisory votes on named executive officer compensation to occur every three years. The rules of the SEC permit the Company to solicit the advisory vote on executive compensation every three years, and the Company believes that corporate resources, and management and employee attention and efforts, are better served by soliciting this advisory vote every three years. We believe that our named executive officer compensation programs are designed to promote long-term connection between pay and performance for the benefit of the Company and our stockholders, and the named executive officer compensation disclosures are and will continue to be made annually.

A vote on this Proposal No. 5 is advisory, and therefore not binding on us, our compensation or nominating and corporate governance committees, or our Board, and will not be interpreted as overruling a decision by, or creating or implying any additional fiduciary duty for, the compensation or nominating and corporate governance committees, or our Board. Nevertheless, our compensation and nominating and corporate governance committees, and Board, value the opinions of our stockholders and will take into consideration the outcome of this vote when making future decisions regarding the frequency of holding future advisory votes on the compensation of our named executive officers.

We understand that our stockholders may have different views as to what is the best approach for Marizyme and we look forward to hearing from our stockholders on this proposal.

Vote Required

The approval of the advisory vote on the frequency of holding future stockholder advisory votes on the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions and broker non-votes will have no effect on the outcome of this proposal. Because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our stockholders.

For the approval of the advisory vote on the compensation of our named executive officers, you have four choices for voting on this proposal. On the proxy card, you may indicate your preference, on an advisory basis, as to whether future advisory votes on named executive officer compensation should be conducted every one year, two years, or three years. You may also abstain from voting.

Board Recommendation

Our Board of Directors recommends a vote for “Three Years” as the preferred frequency of future votes on the non-binding advisory resolution approving the Company’s Named Executive Officer compensation.

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PROPOSAL 6

ADJOURNMENT OF THE ANNUAL MEETING

General

Our shareholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other Proposals set forth in this Proxy Statement.

If a quorum is not present at the Annual Meeting, our shareholders may be asked to vote on the Proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the Proposals, our shareholders may also be asked to vote on the Proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other Proposals. However, a shareholder vote may be taken on one of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such Proposal.

If the adjournment Proposal is submitted for a vote at the Annual Meeting, and if our shareholders vote to approve the adjournment Proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more Proposals. If the adjournment Proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the Proposals to be presented at the Annual Meeting, including the solicitation of proxies from shareholders that have previously voted against the relevant Proposal.

The Board believes that, if the number of voting shares voting in favor of any of the Proposals presented at the Annual Meeting is insufficient to approve a Proposal, it is in the best interests of our shareholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Vote Required

The approval of the adjournment of the Annual Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. For the approval of the adjournment, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our Board of Directors recommends that you vote “FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors.

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PRINCIPAL SHAREHOLDERS

Security Ownership of Certain Beneficial Owners and Management

The following table presents certain information as of November 2, 2022, as to:

●	each shareholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

●	each director,

●	each executive officer named in the “Summary Executive Compensation Table,” under “Executive Compensation,” below, beginning on page 26, and

●	all directors and executive officers as a group.

The percentages shown in the table under the column “Percent” are based on 10,132,212 shares of common stock outstanding as of November 2, 2022.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 555 Heritage Drive, Suite 205, Jupiter, Florida, 33458.

	Common Stock Beneficially Owned (1)
Name of Beneficial Owner	Shares		%
David Barthel(2)(3)	-	(4)	-
Dr. Catherine Pachuk(2)	87,331	(5)	0.9
Dr. Steven Brooks(2)	10,833	(6)	0.1
Terry Brostowin(3)	-	(7)	-
Dr. William Hearl(3)	35,416	(8)	*
Dr. Vithalbhai Dhaduk(3)	1,202,844	(9)	11.5
Julie Kampf(3)	35,416	(10)	*
Dr. Nilesh Patel(3)	5,000	(11)	*
Michael Stewart(3)	5,000	(12)	*
George Kovalyov(13)	152,535	(14)	1.5
Harrison Ross(13)	131,857	(15)	1.3
All directors and executive officers as a group (11 persons)	1,656,232		15.2
James Sapirstein(2)	1,250	(16)	0.0
Roger Schaller(2)(17)	-		-
Amy Chandler(2)(18)	-		-
Neil J. Campbell(2)	5,000	(19)	0.0
Marine Bio SpA(20)	722,710		7.1
ESC Holdings LLC(21)	638,910		6.3

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* Non-officer director beneficially owning less than 1% of the shares of the Company’s common stock.

(1) As of the date of this proxy statement, a total of 10,132,212 shares of the Company’s common stock are considered to be outstanding. This number does not include shares of common stock issuable upon conversion or exercise of outstanding convertible or exercisable securities. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as disclosed in the following footnotes, each of the beneficial owners listed above has direct ownership of and sole voting and investment power to the shares of the Company’s common stock. Pursuant to Exchange Act Rule 13d-3(d)(1), for each beneficial owner listed above, any options, warrants, or other convertible securities that are exercisable within 60 days have also been included for purposes of calculating their percent of class, but not for any other beneficial owner listed above.

(2) Named executive officer.

(3) Director.

(4) David Barthel holds an option to purchase 55,000 shares of common stock within 60 days of the date of this proxy statement. However, Mr. Barthel may not exercise the option pursuant to Mr. Barthel’s execution of a limited waiver and consent agreement waiving exercise rights under the option until certain conditions are met or December 31, 2022, whichever occurs first.

(5) Consists of (i) 67,178 shares of common stock, and (ii) a warrant to purchase 20,153 shares of common stock.

(6) Consists of (i) 5,000 shares of common stock, and (ii) options to purchase 5,833 shares of common stock within 60 days of the date of this proxy statement.

(7) Terry Brostowin holds (i) a fully-vested option to purchase 35,000 shares of common stock, (ii) a fully-vested option to purchase 62,500 shares of common stock, (iii) a fully-vested option to purchase 31,250 shares of common stock and (iv) an option to purchase 2,500 shares of common stock within 60 days of the date of this proxy statement. However, Mr. Brostowin may not exercise the options pursuant to Mr. Brostowin’s execution of a limited waiver and consent agreement waiving exercise rights under the option until certain conditions are met or December 31, 2022, whichever occurs first.

(8) Consists of (i) an option to purchase 31,250 shares of common stock and (ii) an option to purchase 4,166 shares of common stock within 60 days of the date of this proxy statement.

(9) Consists of (i) 886,653 shares of common stock held indirectly through Dr. Dhaduk’s wife, (ii) a warrant to purchase 283,275 shares of common stock held indirectly through Dr. Dhaduk’s wife, (iii) an option to purchase 31,250 shares of common stock and (iv) an option to purchase 2,500 shares of common stock within 60 days of the date of this proxy statement.

(10) Consists of (i) an option to purchase 31,250 shares of common stock and (ii) an option to purchase 4,166 shares of common stock within 60 days of the date of this proxy statement.

(11) Consists of an option to purchase 5,000 shares of common stock within 60 days of the date of this proxy statement.

(12) Consists of an option to purchase 5,000 shares of common stock within 60 days of the date of this proxy statement.

(13) Executive officer.

(14) George Kovalyov may be deemed to beneficially own (i) 27,878 shares of common stock held directly; (ii) an option to purchase 68,437 shares of common stock held directly; (iii) 31,220 shares of common stock held by AAT Services Inc., of which George Kovalyov is the sole beneficial owner; and (iv) 87,500 shares of common stock beneficially owned through AAT Services Inc., consisting of (a) a cashless warrant to purchase 25,000 shares of common stock; (b) an option to purchase 20,833 shares of common stock that are exercisable within 60 days of the date of this proxy statement; and (c) 43,750 restricted shares of common stock, subject to the following milestone vesting schedule: (A) 18,750 restricted shares vesting upon the Company successfully listing its common stock on Nasdaq or the NYSE; (B) 12,500 restricted shares vesting upon any Company financing after January 1, 2022 of debt or equity in which the gross proceeds equal or exceed $5,000,000; (C) 6,250 restricted shares vesting upon the completion of valuation reports for both Somahlution LLC and HLII; and (D) 6,250 restricted shares vesting upon a material commercial partnership for MATLOC 1. AAT Services Inc. may not exercise its option pursuant to a limited waiver and consent agreement waiving exercise rights under the option until certain conditions are met or December 31, 2022, whichever occurs first. AAT Services Inc. is also subject to a side agreement, under which the granting of its restricted shares will occur upon vesting.

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(15) Harrison Ross may be deemed to beneficially own (i) 35,487 shares of common stock held directly; (ii) an option to purchase 68,437 shares of common stock held directly; (iii) 2,933 shares of common stock held by Rydra Capital Corp., of which Harrison Ross is the sole beneficial owner; and (iv) 87,500 shares of common stock beneficially owned through Rydra Capital Corp., consisting of (a) a cashless warrant to purchase 25,000 shares of common stock; (b) an option to purchase 20,833 shares of common stock that are exercisable within 60 days of the date of this proxy statement; and (c) 43,750 restricted shares of common stock, subject to the following milestone vesting schedule: (A) 18,750 restricted shares vesting upon the Company successfully listing its common stock on Nasdaq or the NYSE; (B) 12,500 restricted shares vesting upon any Company financing after January 1, 2022 of debt or equity in which the gross proceeds equal or exceed $5,000,000; (C) 6,250 restricted shares vesting upon the completion of valuation reports for both Somahlution LLC and HLII; and (D) 6,250 restricted shares vesting upon a material commercial partnership for MATLOC 1. Rydra Capital Corp. may not exercise its option pursuant to a limited waiver and consent agreement waiving exercise rights under the option until certain conditions are met or December 31, 2022, whichever occurs first. Rydra Capital Corp. is also subject to a side agreement, under which the granting of its restricted shares will occur upon vesting.

(16) Consists of 1,250 shares of common stock. James Sapirstein was appointed Interim Chief Executive Officer on March 21, 2021 and resigned on June 24, 2021.

(17) Roger Schaller’s employment with us was terminated effective as of August 18, 2021. A grant of options to purchase 10,000 shares of common stock was partially vested and expired three months after Mr. Schaller’s position was terminated.

(18) Amy Chandler resigned effective as of September 24, 2021. A grant of options to purchase 10,000 shares of common stock was partially vested and expired three months after Ms. Chandler’s resignation.

(19) Consists of 5,000 shares of common stock. Neil J. Campbell resigned as Chief Executive Officer on March 18, 2021. A grant of options to purchase 125,000 shares of common stock was partially vested and expired three months after Mr. Campbell’s resignation.

(20) Max Rutman has voting and dispositive control over Marine Bio SpA. Its business address is Ebro 2869, Las Condes, Santiago, Chile. The beneficial ownership information of this person is as of January 17, 2022.

(21) Emmanuelle Schleipfer-Conley has voting and dispositive control over ESC Holding LLC. Its business address is 1 Channel Drive #1706, Monmouth Beach, New Jersey 07750. The beneficial ownership information of this person is as of February 6, 2022.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth the names and ages of our current executive officers. Also, the principal offices and positions with us held by each person and the date such person became our executive officer. Our executive officers are appointed by our Board of Directors.

Name	Age	Position
David Barthel	64	Chief Executive Officer, Secretary and Director
Dr. Vithalbhai Dhaduk	69	Chairman of the Board and Director
George Kovalyov	37	Chief Financial Officer and Treasurer
Harrison Ross	30	Vice President of Finance
Dr. Steven Brooks	52	Chief Medical Officer
Dr. Catherine Pachuk	65	Chief Scientific Officer and Executive Vice President

David Barthel. Mr. Barthel has served as our Chief Executive Officer since November 2021, as a director since December 2021 and as our Secretary since October 2022. From March 2021 to November 2021, Mr. Barthel was Chief Executive Officer of Health Logic Interactive Inc. and its wholly owned subsidiary, My Health Logic Inc., a company focused on developing an innovative point-of-care lab-on-chip digital diagnostic device technologies for chronic kidney disease. My Health Logic Inc., which holds the MATLOC 1 device technology and all accompanying agreements, was acquired by Marizyme in December 2021. From July 2019 to February 2021, Mr. Barthel was Managing Director at an affiliate company of Henry Schein, Inc. Mr. Barthel founded The SmartPill Corp. in 2002 and led the company as CEO and President until its acquisition in October 2012 by medical device giant, Medtronic plc (Nasdaq: MDT). After the acquisition, Mr. Barthel served as Area Vice President, Southeast Division, at an affiliate company of Medtronic until July 2019. Mr. Barthel earned a Bachelor of Arts Degree from St. Norbert College in De Pere, Wisconsin, and an MBA from Lake Forest Graduate School of Management in Lake Forest, Illinois. Our board of directors believes that Mr. Barthel is qualified to serve as a member of the board of directors due to his 25 years of executive leadership of early-stage and large corporations in the healthcare and medical devices industries.

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George Kovalyov. Mr. Kovalyov has been our Chief Financial Officer and Treasurer since December 2021. Previously he had served as the chief operating officer and director of HLII from September 2020 to November 2021, and has served as HLII’s chief financial officer since December 2021. In addition, Mr. Kovalyov served as a director and audit committee member of Margaret Lake Diamonds Inc. (TSX.V: DIA) from January 2021 to August 2022. From September 2018 to September 2020, Mr. Kovalyov was VP of Finance and director of Phivida Holdings Inc. (CSE:VIDA), a premier brand of cannabidiol-infused foods, beverages and clinical products. From October 2016 to September 2020, he was the principal owner of Schindler and Company, an accounting consulting firm. Mr. Kovalyov is a chartered accountant and is a member of Chartered Professional Accountants of Canada. He graduated from Kwantlen University College with a Bachelor of Business Administration (BBA), Accounting.

Harrison Ross. Mr. Ross has been our Vice President of Finance since December 2021. Previously he had served as the chief financial officer of HLII from July 2020 to November 2021, and has served as HLII’s chief executive officer since December 2021. In addition, Mr. Ross has served as a director for the Codebase Ventures Inc. (CSE:CODE) (FSE:C5B) (OTCQB:BKLLF) since October 2021. From November 2017 to October 2020, he was CFO of DC Acquisition Corp., a Canadian Capital Pool Company that completed a reverse takeover of a Canada-focused retail company that currently trades on the TSXV. Mr. Ross was simultaneously working part-time for the family-owned company Graymont Limited from January 2017 to December 2019 and before that was an equity analyst at the investment-management firm Duncan Ross and Associates from June 2016 to January 2018. In 2017, Mr. Ross became a CFA Charterholder and in 2013 Mr. Ross received his bachelor’s degree from the University of Western Ontario in Business and Organizational Studies with a specialization in accounting.

Dr. Steven Brooks. Dr. Brooks has been our Executive VP of Medical and Regulatory Affairs, Chief Medical Officer since December 2020. Since June 2014, Dr. Brooks has been the principal of Brooks Medtech, LLC, a medical technology consulting firm. Since January 2021, Dr. Brooks has also been Vice President of Medical Sciences and Regulatory Affairs of Vita Therapeutics, LLC, a biotechnology company. Dr. Brooks has more than 20 years in medicine and industry supporting the commercialization of medical innovation, including medical devices, mHealth, drugs, biologics and combination products. Dr. Brooks’ interests include evidence development, clinical trial design and execution, regulatory and reimbursement strategy and healthcare market strategy.

Previously Dr. Brooks was an Interventional Cardiologist at University of Maryland Medical Center and private practice, and then a Medical Officer at the FDA for six years in Center for Devices and Radiological Health in the Division of Cardiovascular Devices.

Dr. Brooks has held positions with the life science consulting firms NDA Partners, Popper & Company, and Sage Growth Partners. He is CMO for Global Interconnect and is the Senior VP of Medical Sciences and Regulatory Affairs for Vita Therapeutics, LLC. He previously held the positions of CMO for Cardiocube, LLC and VP of Regulatory Affairs and Health Economics for Ablative Solutions, Inc.

Dr. Brooks achieved his MD degree at the University of Pittsburgh School of Medicine, and Residency, Cardiology and Interventional Cardiology Fellowships at University of Pittsburgh Medical Center. He received his MBA from the Johns Hopkins Carey School of Business in the Business of Medicine Program, and a B.A at Duke University.

Dr. Catherine Pachuk. Dr. Pachuk has been our Chief Scientific Officer and Executive Vice President since July 2020. Prior to our acquisition of the Somahlution Assets in July 2020, Dr. Pachuk had been Somahlution’s Chief Scientific Officer and Executive Vice President since June 2011. Dr. Pachuk has more than 25 years of research and development leadership experience in the pharmaceutical and biotech sectors with expertise in both drug, device, and vaccine development with significant experience in nucleic acid based therapeutic platforms including ASO, RNAi and nucleic acid-based vaccines. Dr. Pachuk’s key areas of therapeutic focus are viral diseases including Hepatitis B, Hepatitis C, metabolic disease, HCC, and indications associated with Ischemia Reperfusion Injury. Dr. Pachuk was involved in advancing multiple medical devices into the clinic and market including several first-in-man compounds. Dr. Pachuk received her Ph.D. in molecular virology from the University of Pennsylvania where she studied the molecular biology of coronaviruses. Dr. Pachuk also has a dual Regulatory Affairs Certificate from RAPS (Regulatory Affairs Professional Society) in Medical Devices and Pharmaceuticals.

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Following a post-doctoral fellowship at SmithKline Beecham, Dr. Pachuk joined Apollon, Inc. to develop programs in oligonucleotide-based therapeutics, and subsequently DNA-based vaccines for both viral and oncology indications. Following the acquisition of Apollon, Inc. by Wyeth-Ayerst Research in 1998, Dr. Pachuk continued to direct several vaccine programs which resulted in several plasmid-based vaccine products being advanced into clinical trials. During this time, Dr. Pachuk worked with FDA’S CBER division in the drafting of a “Points to Consider” document regarding considerations for administration of plasmid DNA compounds in humans. In 2001, Dr. Pachuk co-founded Nucleonics, a biotech focused on the development of RNAi-based therapeutics, one of which was advanced into clinical studies in Chronic Hepatitis B patients. Until April of 2008, Dr. Pachuk was VP of Preclinical Research. Dr. Pachuk then went on to lead biology and preclinical development efforts for Pfizer’s oligonucleotide therapeutic programs (ASO and siRNA) in the areas of oncology and metabolic disease and was a member of the Executive Leadership Team. Dr. Pachuk also has significant experience in nucleic-acid delivery and has led nucleic acid-delivery and formulation development programs for ASO, plasmid-based therapeutics, and siRNA at Apollon/Wyeth Vaccines, Nucleonics and Pfizer. Dr. Pachuk also was responsible for obtaining more than 1.8 million dollars in government and private grants.

Dr. Pachuk is currently a Scientific Advisory Board member for Ocugen Inc. where Dr. Pachuk advises on the development of a COVID-19 vaccine and is currently an invited expert curator for the American Society of Microbiology’s COVID-19 research registry. Dr. Pachuk is also an adjunct faculty member at both Florida Atlantic University and Baruch Blumberg Institute.

EXECUTIVE COMPENSATION

Summary Compensation Table of Named Executive Officers - Years Ended December 31, 2021 and 2020

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to all individuals who served as the Company’s principal executive officer or acting in similar capacity during the last two completed fiscal years, regardless of compensation level, and other individuals as required by Item 402(m)(2) of Regulation S-K, during the noted periods.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Barthel,	2021	58,336	-	-	-	-	-	-	58,336
Chief Executive Officer (1)	2020	$-	$-	$-	$-	$-	$-	$-	$-

Dr. Neil J. Campbell,	2021	110,214	-	-	83,333	-	-	-	193,547
former Chief Executive Officer (2)	2020	$64,242	$-	$-	$26,042	$-	$-	$50,000	$140,284

Dr. Vithalbhai Dhaduk,	2021	$-	$-	$-	$48,191	$-	$-	$-	$48,191
Chairman and former Interim Chief Executive Officer (3)	2020	$-	$-	$-	$-	$-	$-	$-	$-

Dr. Catherine Pachuk,	2021	$298,750	$-	$-	$-	$-	$-	$-	$298,750
Chief Scientific Officer and Executive Vice President (4)	2020	$227,864	$-	$-	$-	$-	$-	$-	$227,864

Dr. Steven Brooks,	2021	$300,000	$-	$-	$16,667	$-	$-	$-	$316,667
Chief Medical Officer	2020	$-	$-	$-	$-	$-	$-	$-	$-

James Sapirstein,	2021	$90,000	$-	$-	$113,102	$-	$-	$-	$203,102
former Interim Chief Executive Officer (5)	2020	$-	$-	$-	$-	$-	$-	$-	$-

Amy Chandler,	2021	$201,826	$-	$-	$10,823	$-	$-	$-	$212,649
Former Executive Vice President of Regulatory Affairs and Quality Management Systems (6)	2020	$-	$-	$-	$-	$-	$-	$-	$-

Roger Schaller,	2021	$165,531	$-	$-	$7,439	$-	$-	$-	$172,970
former Executive Vice President of Commercial Operations (7)	2020	$-	$-	$-	$-	$-	$-	$-	$-

(1) Appointed as Chief Executive Officer on November 10, 2021.

(2) Appointed as Chief Executive Officer and a director on November 1, 2020; resigned from this position as Chief Executive Officer and director on March 18, 2021.

(3) Appointed Interim Chief Executive Officer on July 6, 2021; resigned from this position on November 10, 2021. Appointed as a Director on February 22, 2021.

(4) Appointed on July 31, 2020.

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(5) Appointed as Interim Chief Executive Officer on September 1, 2020; resigned from this position on November 1, 2020; reappointed Interim Chief Executive Officer on March 21, 2021 and resigned again on June 24, 2021. Mr. Sapirstein served as a Director from December 10, 2018 to June 24, 2021.

(6) Based on an annual salary of $250,000 and a grant of options to purchase 10,000 shares of common stock, which grant was partially vested and expired three months after Ms. Chandler’s resignation. Ms. Chandler resigned effective as of September 24, 2021.

(7) Based on an annual salary of $250,000 and a grant of options to purchase 10,000 shares of common stock, which grant was partially vested and expired three months after Mr. Schaller’s position was terminated. Mr. Schaller’s employment with us was terminated effective as of August 18, 2021.

Executive Compensation Agreements

David Barthel

On October 31, 2021, the Company entered into an executive employment agreement, or the CEO Employment Agreement, with Mr. Barthel setting forth the terms of the compensation for his services as Chief Executive Officer of the Company. Pursuant to the CEO Employment Agreement, Mr. Barthel is entitled to an annual fixed gross salary of $350,000. Upon execution of the CEO Employment Agreement, Mr. Barthel received incentive stock options, or ISOs, to purchase 100,000 shares of the Company’s common stock at the agreed upon fair market price of $9.00 per share. On February 8, 2022, the board of directors determined to approve an amendment to the CEO Employment Agreement to provide that the fair market price of the ISOs be amended to $7.00 per share of common stock. The board of directors made this determination in part based on recent arms’-length transactions with certain private placement investors in the Units Private Placement, in which such investors purchased units comprised of a secured Convertible Note, convertible into common stock at a price per share of $7.00, subject to adjustment, as well as a Class C Common Stock Purchase Warrant, or Class C Warrant, to purchase two shares of common stock with an exercise price equal to the lower of (i) $9.00 per share, subject to adjustment, and (ii) 75% of the cash price per share to be paid by the purchasers in a “qualified financing” as defined in the applicable unit purchase agreement. In addition, Mr. Barthel will be eligible to receive certain equity in the form of ISOs of the Company based upon the attainment of certain metrics, as follows: Nasdaq Listing – 25,000 ISOs; FDA approval of DuraGraft – 18,750 ISOs; FDA approval of MATLOC 1 – 18,750 ISOs; Material 3rd Party Partnerships for DuraGraft – 12,500 ISOs; and Material 3rd Party Partnerships for MATLOC 1 – 12,500 ISOs. All ISOs listed above will have 10% vesting upon grant and the balance will vest quarterly over a three (3) year period in equal installments. Mr. Barthel must be employed with the Company in good standing at the time any such ISOs are awarded according to the milestones set forth above. In the event that Mr. Barthel’s employment is terminated prior to any milestone being achieved, he will forfeit his right to receive such ISOs. Mr. Barthel is also eligible to participate in all employee benefit plans, including health insurance, commensurate with his position. Mr. Barthel will receive $3,000 per month to cover healthcare and related expenses. Mr. Barthel’s employment is at-will and may be terminated by him or by the Company at any time. Through October 31, 2022, if the Company terminates Mr. Barthel’s employment with the Company without Cause, as defined in the CEO Employment Agreement, and if Mr. Barthel executes a full release in favor of the Company (in a form acceptable to the Company, which shall include non-competition, non-solicitation, and non-disparagement provisions), the Company will only pay Mr. Barthel the total sum equal to six (6) months of his gross annual salary. Beginning November 1, 2022 and thereafter, if the Company terminates Mr. Barthel’s employment with the Company without Cause, and if Mr. Barthel executes a full release in favor of the Company, the Company will only pay Mr. Barthel the total sum equal to twelve (12) months of his annual gross salary. In the event of a termination with Cause, or in the event of a resignation by Mr. Barthel, Mr. Barthel will not be entitled to any separation payment or any other post-termination severance. The CEO Employment Agreement contains customary confidentiality provisions and restrictive covenants prohibiting Mr. Barthel from (i) owning or operating a business that competes with the Company during the term of his employment and for a period of 18 months following the termination of his employment or (ii) soliciting the Company’s employees for a period of 18 months following the termination of his employment.

On August 22, 2022, Mr. Barthel executed a limited waiver and consent agreement waiving his option exercise rights. The waiver will expire on December 31, 2022, or if earlier to occur, upon the approval of an increase in the number of the authorized shares of common stock under the Company’s articles of incorporation by the Company’s shareholders by majority written consent or via shareholder vote at the Company’s next shareholder meeting and the implementation of such increase, which shall occur as soon as practicable after such shareholder approval.

George Kovalyov

On December 21, 2021, the Company entered into a consulting agreement, or the CFO Consulting Agreement, with George Kovalyov, its Chief Financial Officer, and AAT Services Inc., a corporation incorporated pursuant to the laws of British Columbia, Canada and, together with Mr. Kovalyov (the “CFO Consultant”). Under the CFO Consulting Agreement, the Company engaged the CFO Consultant for a 12-month term to provide such services as the Company may from time to time request, including, without limiting the generality of the foregoing, the following: Proper filing with the SEC of quarterly and annual reports; budgeting, allocation of capital, and payroll processes; assistance in the preparation of a Form S-1 and other Nasdaq listing preparations; assistance with corporate governance creations and procedures; the creation of valuation reports for the Company’s products and medical devices such as DuraGraft, MATLOC 1 and Krillase; preparation of investment material for current and prospective shareholders; general business development; and seeking potential partners and financing opportunities.

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Under the CFO Consulting Agreement, the Company will pay the CFO Consultant a monthly base salary of $7,143 and reimburse all reasonable business-related travel and other business expenses. The Company will also grant the following equity compensation: (i) cashless warrants to purchase 25,000 shares of common stock of the Company, with an exercise price of $5.04 per share, expiring on December 21, 2026; (ii) options to purchase 50,000 shares of common stock of the Company, vesting monthly over two years, with an exercise price of $7.00 per share, expiring on December 21, 2031; and (iii) 43,750 restricted shares of common stock of the Company, subject to the following milestone vesting schedule: (a) 18,750 restricted shares will vest upon the Company successfully listing its common stock on Nasdaq or the New York Stock Exchange, or the NYSE; 12,500 restricted shares will vest upon any Company financing after January 1, 2022 of debt or equity in which the gross proceeds equal or exceed $5,000,000; (c) 6,250 restricted shares will vest upon the completion of valuation reports for both Somahlution LLC and HLII; and (d) 6,250 restricted shares will vest upon a material commercial partnership for MATLOC 1. AAT Services Inc. may not exercise its option pursuant to a limited waiver and consent agreement waiving exercise rights under the option until certain conditions are met or December 31, 2022, whichever occurs first. AAT Services Inc. is also subject to a side agreement, under which the granting of its restricted shares will occur upon vesting.

The CFO Consulting Agreement automatically renews for additional six-month terms and may be terminated by either party upon 30 days’ notice. If the CFO Consultant is terminated without cause prior to the end of the term, the Company must pay the CFO Consultant $21,429.00 in severance as well as any other due and unpaid compensation. The CFO Consulting Agreement provides for customary confidentiality and non-solicitation terms.

On March 3, 2022, we designated Mr. Kovalyov as a recipient of part of the unexercised portion of a fully-vested option to purchase 275,000 shares of common stock at $4.04 that we purchased from a former executive. The designated option is exercisable to purchase 68,437 shares of common stock. The option was granted on March 17, 2022, and expires on March 16, 2024. In connection with this stock option designation, Mr. Kovalyov paid the former executive $25,000. The Company did not pay or receive cash or other consideration for the repurchase and designation of the stock option.

Dr. Steven Brooks

On December 1, 2020, Dr. Steven Brooks signed an offer letter from us accepting the position as our Chief Medical Officer effective as of that date. This position provides annual compensation of $300,000, an annual discretionary bonus of potentially 25% of base salary based upon discretionary objectives to be outlined, and options to purchase 10,000 shares of common stock. We also provided Mr. Brooks a benefit package to include insurance coverage.

Catherine Pachuk

Under an Executive Employment Agreement, dated July 26, 2021, with Catherine Pachuk, we agreed to appoint Ms. Pachuk as our Chief Scientific Officer and Executive Vice President. Under the agreement, Ms. Pachuk’s annual salary is $325,000. If terminated without cause through August 31, 2022, Ms. Pachuk is entitled to eight months’ severance payments. If terminated without cause after August 1, 2022, Ms. Pachuk is entitled to six months’ severance payments. If terminated with cause, Ms. Pachuk is not entitled to any post-termination or severance compensation. Ms. Pachuk is eligible for all standard employee benefits and certain holiday and leave allowances. The agreement contains standard intellectual property assignment, non-competition, non-solicitation, non-association, non-disparagement, and confidentiality provisions. Ms. Pachuk’s employment is at-will, and may be terminated at any time, with or without cause, provided that in the case of termination with cause based solely on a finding of breach of her agreement, Ms. Pachuk will be given written notice of such breach and 15 days in which to cure it.

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Other Management Compensation

Bradley Richmond

Bradley Richmond was appointed our Acting Vice President of Finance on July 19, 2021. Mr. Richmond resigned from this position upon the appointment of Harrison Ross as Vice President of Finance on December 21, 2021. Previously, on September 30, 2020, we entered into a consulting agreement with Mr. Richmond pursuant to which we engaged Mr. Richmond to act as a licensing and market advisor providing services to us relating to the introduction of licensing, joint venture, and other business development transactions. Under this agreement, Mr. Richmond specifically agreed that he would not solicit investments, make any recommendations regarding investments or provide any analysis or advice regarding investments. Under the agreement, Mr. Richmond received a non-refundable retainer of $50,000 paid as follows: $25,000 in 5,000 shares of common stock issued on December 29, 2020, with an estimated value of $5.00 per share; $12,500 on October 1, 2020; and $12,500 on November 1, 2020. Also pursuant to the agreement, we issued Mr. Richmond a warrant to purchase up to 9,091 shares of common stock with an exercise price of $5.50 per share and an expiration date of October 2, 2026. In addition, we agreed to pay Mr. Richmond a fee on any “revenue or value” to the Company from his consulting activities outlined as follows, but to be memorialized under a separate written agreement: A cash payment equal to 5% on the first $10 million of value, 3% on the next $90 million of value, and 1.5% on any value above $90 million. Mr. Richmond was also entitled to receive 100% warrant coverage on the same scale. “Revenue or value” are defined in the agreement to mean net revenue, which will include any royalty that is paid out, net of the cost of the product. The consulting agreement terminated according to its terms on September 30, 2022.

In exchange for services that Mr. Richmond rendered to us under his consulting agreement, on each of January 26, 2022 and February 14, 2022, we granted Mr. Richmond a warrant to purchase up to 37,500 shares of common stock at an exercise price of $0.04 per share, issuable immediately. Mr. Richmond fully exercised both of the warrants in March 2022 for 75,000 shares. Pursuant to the October 2022 Letter Agreement entered into with the Company, Mr. Richmond, a registered representative of Univest, has agreed to forego his rights to such shares of common stock, as the FINRA Staff has determined that such shares constituted underwriting compensation in connection with this public offering based on the FINRA Staff’s interpretation of FINRA Rule 5110.

On July 19, 2021, Mr. Richmond was appointed our Acting Vice President of Finance, which position he held until December 21, 2021. After Mr. Richmond’s resignation from this position upon the appointment of Harrison Ross as Vice President of Finance on December 21, 2021, Mr. Richmond continued to serve as an employee of Marizyme until September 24, 2022. During his employment with us, Mr. Richmond assisted in management of our compliance, personnel and human resources departments as well as our management team, in filling the gap created by a continuing lack of human and financial resources to enable us to advance our operations. Mr. Richmond significantly decreased such services by the end of 2021 and ceased providing such services as of September 24, 2022. Mr. Richmond’s services to us in this capacity were not related to his role as a registered representative of Univest and the services Univest provides to us in connection with the Offering. From July 2021 to June 2022, we paid Mr. Richmond $5,000 per month as employment compensation for his services to us in this capacity and from July 2022 to September 24, 2022, we paid Mr. Richmond $2,000 per month.

In March 2022, Mr. Richmond, along with several persons, acting individually, purchased a portion of the unexercised balance of a fully-vested option to purchase 275,000 shares of common stock at $4.04 per share from one of our former executives, which remaining balance was transferred directly to Mr. Richmond acting severally and not jointly thereto. Such option purchased by Mr. Richmond was exercisable to purchase 68,437 shares of common stock, was granted on March 17, 2022, and was to expire on March 16, 2024. Mr. Richmond paid the former executive $25,000 for such option. The Company recorded the changes in ownership upon proof of Mr. Richmond’s payment for such option and the Company did not pay or receive cash or other consideration in connection with the purchase of such option. Pursuant to the October 2022 Letter Agreement entered into with the Company, Mr. Richmond has agreed to forego his rights to such option, effectively unwinding such transaction, with the option now being held by our designee, who is unaffiliated with Mr. Richmond, in accordance with the FINRA Staff’s interpretation of Rule 5110.

Harrison Ross

On December 21, 2021, the Company entered into a consulting agreement, or the VP-Finance Consulting Agreement, with Harrison Ross, its Vice President of Finance, and Rydra Capital Corp., a corporation incorporated pursuant to the laws of British Columbia, Canada and, together with Mr. Ross, the “VP-Finance Consultant”. Under the VP-Finance Consulting Agreement, the Company engaged the VP-Finance Consultant for a 12-month term to provide such services as the Company may from time to time request, including, without limiting the generality of the foregoing, the following: Budgeting, allocation of capital, and payroll processes; assistance in the preparation of a Form S-1 and other Nasdaq listing preparations; assistance with corporate governance creations and procedures; the creation of valuation reports for the Company’s products and medical devices such as DuraGraft, MATLOC and Krillase; and assistance in the preparation of investment material for current and prospective shareholders.

Under the VP-Finance Consulting Agreement, the Company will pay the VP-Finance Consultant a monthly base salary of $7,200 and reimburse all reasonable business-related travel and other business expenses. The Company will also grant the following equity compensation: (i) cashless warrants to purchase 25,000 shares of common stock of the Company, with an exercise price of $5.04 per share, expiring on December 21, 2026; (ii) options to purchase 50,000 shares of common stock of the Company, vesting monthly over two years, with an exercise price of $7.00 per share, expiring on December 21, 2031; and (iii) 43,750 restricted shares of common stock of the Company, subject to the following milestone vesting schedule: (a) 18,750 restricted shares will vest upon the Company successfully listing its common stock on Nasdaq or the NYSE; 12,500 restricted shares will vest upon any Company financing after January 1, 2022 of debt or equity in which the gross proceeds equal or exceed $5,000,000; (c) 6,250 restricted shares will vest upon the completion of valuation reports for both Somahlution LLC and HLII; and (d) 6,250 restricted shares will vest upon a material commercial partnership for MATLOC. Rydra Capital Corp. may not exercise its option pursuant to a limited waiver and consent agreement waiving exercise rights under the option until certain conditions are met or December 31, 2022, whichever occurs first. Rydra Capital Corp. is also subject to a side agreement, under which the granting of its restricted shares will occur upon vesting. The VP-Finance Consultant will not receive any other employee benefits from the Company.

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The VP-Finance Consulting Agreement automatically renews for additional six-month terms and may be terminated by either party upon 30 days’ notice. If the VP-Finance Consultant is terminated without cause prior to the end of the term, the Company must pay the VP-Finance Consultant $21,600 in severance as well as any other due and unpaid compensation. The VP-Finance Consulting Agreement provides for customary confidentiality and non-solicitation terms.

On March 3, 2022, we designated Mr. Ross as a recipient of part of the unexercised portion of a fully-vested option to purchase 275,000 shares of common stock at $4.04 that we purchased from a former executive. The designated option is exercisable to purchase 68,437 shares of common stock. The option was granted on March 17, 2022, and expires on March 16, 2024. In connection with this stock option designation, Mr. Ross paid the former executive $25,000. The Company did not pay or receive cash or other consideration for the repurchase and designation of the stock option.

Retirement

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Company or any of its subsidiaries, if any.

2021 Plan

Information regarding the 2021 Plan is presented above in Proposal 3.

COMPENSATION OF DIRECTORS

The table below provides information concerning compensation for services as a director paid to all persons who served as members of our board of directors during the fiscal year ended December 31, 2021, except for those persons who served as a director and are included in our executive compensation table above:

Name and	Fees Earned			Non-Equity Incentive Plan	Nonqualified Deferred
Principal	or Paid	Stock	Option	Compensation	Compensation	All Other
Position	in Cash	Awards	Awards	Earnings	Earnings	Compensation	Total
Terry Brostowin (1)	$-	$-	$48,191	$-	$-	$-	$48,191
Dr. William Hearl (2)	$-	$-	$48,191	$-	$-	$-	$48,191
Julie Kampf (3)	$-	$-	$48,191	$-	$-	$-	$48,191

(1) Appointed on December 14, 2018.

(2) Appointed on October 30, 2020.

(3) Appointed on February 3, 2021.

In March 2021, the members of the Company’s board of directors at the time (James Sapirstein, Terry Brostowin, Dr. William Hearl, Julie Kampf and Dr. Vithalbhai Dhaduk) were each granted 31,250 stock options with an exercise price of $5.00, three-year vesting and a ten-year term. Black-Scholes was used to determine that each option’s value was $148,750 fully vested. On March 3, 2022, the Company’s Compensation Committee resolved to accelerate the vesting of these options as to those held by Mr. Brostowin, Dr. Hearl, Ms. Kampf and Dr. Dhaduk, and such options therefore became fully-vested on that date.

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Director Agreements

Our independent director agreements with our non-executive directors provide that they will receive annual cash fees and equity compensation in the form of options at fair market value for their service to the board of directors.

Under their independent director agreements, each non-executive director will receive an annual cash fee and an annual award of stock options. We will pay the annual cash compensation fee to each independent director in four equal installments no later than the fifth business day of each calendar quarter commencing in the quarter ending September 30, 2022. We granted the stock options to the non-executive directors on July 7, 2022. The annual cash fee paid to each non-executive director will be $28,000 as to Dr. Dhaduk; $28,000 as to Mr. Brostowin; $33,000 as to Dr. Hearl; $33,000 as to Ms. Kampf; $18,000 as to Dr. Patel; and $28,000 as to Mr. Stewart. On August 26, 2022, the Board adopted resolutions providing that the cash compensation to the independent directors began to accrue as of April 1, 2022. Under the independent director agreements, the annual award of stock options granted to Dr. Dhaduk, Mr. Brostowin, Dr. Hearl and Ms. Kampf may be exercised to purchase 10,000 shares of common stock. The exercise price of the initial grant is $8.80 per share. These stock options will vest and become exercisable in twelve (12) equal monthly installments over the first year following the date of grant, subject to the respective director continuing in service on our board of directors through each such vesting date. The stock options awarded to Dr. Patel and Mr. Stewart may be exercised to purchase 30,000 shares of common stock. These stock options will vest and become exercisable in twelve (12) equal quarterly installments over the first three years following the date of grant, subject to the respective director continuing in service on our board of directors through each such vesting date. The exercise price of the initial grant is $8.80 per share. The term of each stock option is ten (10) years from the date of grant. We will also reimburse each non-executive director for pre-approved reasonable business-related expenses incurred in good faith in connection with the performance of the director’s duties for us. As also required under the independent director agreements, we have separately entered into our standard indemnification agreement for executive officers and directors with each of our non-executive directors.

Pursuant to a previous director agreement, Terry Brostowin, one of our independent directors, received options to purchase 35,000 shares of the Company’s common stock on December 6, 2018, at an exercise price equal to $4.04 per share, and options to purchase 62,500 shares of the Company’s common stock, at an exercise price equal to $6.00 per share, for service on the board. All of these options are fully vested. On August 22, 2022, Mr. Brostowin executed a limited waiver and consent agreement waiving his option exercise rights. The waiver will expire on December 31, 2022, or if earlier to occur, upon the approval of an increase in the number of the authorized shares of common stock under the Company’s articles of incorporation by the Company’s shareholders by majority written consent or via shareholder vote at the Company’s next shareholder meeting and the implementation of such increase, which shall occur as soon as practicable after such shareholder approval.

Pursuant to a previous director agreement, James Sapirstein, a former officer and director, received $75,000 in cash compensation per annum for service on the board as compensation effective December 6, 2018. He also received options to purchase 31,250 shares of the Company’s common stock, at an exercise price equal to $6.00 per share, for service on the board through the one-year anniversary of his December 6, 2018 start date. All of these options expired on June 24, 2022.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We do not have any material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers.

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Outstanding Equity Awards at Fiscal Year-End of Named Executive Officers

As of December 31, 2021, the following named executive officers had the following unexercised options, stock that has not vested, and equity incentive plan awards:

Name	Number of Securities Underlying Unexercised Options # Exercisable	# Unexercisable	Incentive Plan Awards: Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock not Vested	Market Value of Shares or Units not Vested	Awards: Number of Unearned Shares, Units or Other Rights not Vested	Value of Unearned Shares, Units or Other Rights not Vested
David Barthel, Chief Executive Officer	10,000	90,000	-	$9.00	10/31/2031	-	-	-	-

James Sapirstein, former Interim Chief Executive Officer	273,750	-	-	$4.04	7/11/2029	-	-	-	-
	31,250	-	-	$6.00	12/11/2028	-	-	-	-
	2,604	-	-	$5.00	11/30/2030	-	-	-	-

Dr. Vithalbhai Dhaduk, Chairman and former Interim Chief Executive Officer	10,416	20,833	-	$5.00	11/30/2030	-	-	-	-

STOCK OPTIONS

Grants of stock options or stock appreciation rights were made during the year ended December 31, 2021 as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	912,736	$4.96	412,264
Equity compensation plans not approved by security holders	-	$-	-
Total	912,736		412,264

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

The following includes a summary of transactions since the beginning of our 2019 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation” above). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

●	On December 22, 2021, we closed the acquisition of My Health Logic from Health Logic Interactive Inc., or HLII. On December 21, 2021, George Kovalyov, previously the chief operating officer and a director of HLII, was appointed our Chief Financial Officer and Treasurer. On the same date, Harrison Ross, previously the chief financial officer and a director of My Health Logic, was appointed our Vice President of Finance. We have entered into consulting agreements with Mr. Kovalyov and Mr. Ross. As a result of the closing of the acquisition of My Health Logic, Mr. Kovalyov and Mr. Ross acquired beneficial ownership of 59,098 and 38,420 shares of common stock, respectively. Mr. Kovalyov and Mr. Ross are currently also serving as the Chief Financial Officer and Chief Executive Officer of HLII, respectively.

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●	On September 30, 2020, we entered into a consulting agreement with Bradley Richmond, which terminated in accordance with its terms on September 30, 2022. For a further description of this consulting agreement and related compensation to Mr. Richmond as a consultant to the Company, and Mr. Richmond’s October 2022 Letter Agreement to forego certain compensation received in order to comply with the FINRA Staff’s interpretation of FINRA Rule 5110, see “Executive Compensation – Other Management Compensation – Bradley Richmond” above.

On July 19, 2021, Bradley Richmond was appointed our Acting Vice President of Finance, which position he held until December 21, 2021. After Mr. Richmond’s resignation from this position upon the appointment of Harrison Ross as Vice President of Finance on December 21, 2021, Mr. Richmond continued to serve as an employee of Marizyme until September 24, 2022. During his employment with us, Mr. Richmond assisted in management of our compliance, personnel and human resources departments as well as our management team, in filling the gap created by a continuing lack of human and financial resources to enable us to advance our operations. Mr. Richmond significantly decreased such services by the end of 2021 and ceased providing such services as of September 24, 2022. From July 2021 to June 2022, we paid Mr. Richmond $5,000 per month as employment compensation for his services to us in this capacity and from July 2022 to September 24, 2022, we paid Mr. Richmond $2,000 per month. For a description of these services and related compensation to Mr. Richmond as a consultant to the Company, see “Executive Compensation – Other Management Compensation – Bradley Richmond” above.

On December 29, 2021, our board of directors resolved to issue to Mr. Richmond warrants to purchase 75,000 shares of the Company’s common stock at an exercise price of $0.04 per share, with a warrant for the purchase of 37,500 of those shares to be issued to Mr. Richmond immediately and a warrant for 37,500 shares of these shares to be issued upon the filing of the registration statement of which this prospectus forms a part, as compensation for these additional management services, valued at $7.00 per share. On January 26, 2022, we granted to Mr. Richmond the first warrant to purchase 37,500 shares of common stock at an exercise price of $0.04 per share, and on February 14, 2022, we granted Mr. Richmond the second warrant to purchase an additional 37,500 shares of the Company’s common stock at an exercise price of $0.04 per share. In March 2022, Mr. Richmond fully exercised these warrants for 75,000 shares of common stock. Pursuant to the October 2022 Letter Agreement that we entered into with him, Mr. Richmond has agreed to forego his rights to such shares of common stock, as the FINRA Staff has determined that such shares constituted underwriting compensation in connection with this public offering based on the FINRA Staff’s interpretation of FINRA Rule 5110.

Mr. Richmond has been a Co-Head of Investment Banking at Univest since July 2020. Mr. Richmond is not an executive officer, director or equity owner of Univest. Univest is the representative of the underwriters for the Offering and, as such, will be receiving the compensation set forth in the section entitled “Underwriting” included in the final prospectus forming a part of the registration statement on Form S-1, as amended, that the Company has filed in connection with the Offering. Mr. Richmond, as a registered representative of Univest who is entitled to a portion of Univest’s compensation due to his employment terms, will receive a percentage of the commissions and a percentage of the representative’s warrants earned by Univest in the Offering.

In 2020, prior to Mr. Richmond’s engagement with us as a consultant, we conducted a private placement in which we sold 1,650,028 shares of common stock at $5.00 per share for an aggregate of $7,000,240. This private placement was completed on September 25, 2020. Under an exclusive engagement agreement with Univest dated May 22, 2020, as amended, Univest acted as the exclusive placement agent for this private placement. As a Managing Director of Univest, Mr. Richmond received from Univest 1,000 shares of common stock, as a registered representative of Univest entitled to a portion of Univest’s compensation due to his employment terms, upon Univest’s signing of our engagement agreement with them. Univest received a total of 2,500 shares of common stock at this time. Upon the completion of this private placement, we paid Univest $560,019.20 in cash commissions, of which Mr. Richmond received from Univest $161,381.53. We also sold to Univest warrants to purchase 70,003 shares of common stock at an exercise price of $5.50 per share. Of this amount, as a registered representative of Univest entitled to a portion of Univest’s compensation due to his employment terms, Mr. Richmond received warrants to purchase 28,001 shares of common stock. All of these warrants have been exercised.

In May 2021, as modified in December 2021, we entered into an exclusive private placement agreement with Univest pursuant to which Univest agreed to act as our exclusive placement agent for a private placement of up to $18,000,000 in units comprised of our convertible notes and warrants to purchase our common stock. Through the end of 2021, we conducted a number of closings of this private placement and raised an aggregate gross amount of $7,456,039. In connection with the placement agent agreement and our completion of the 2021 closings, we paid Univest $596,483 in cash commissions of which Mr. Richmond received from Univest $17,473. In 2022, a number of additional closings in this private placement occurred, including a final closing on August 12, 2022, in which we raised an aggregate gross amount of $7,315,138, and issued units in exchange for services or other non-cash consideration valued at approximately $618,678. In connection with these closings, we paid Univest $415,716.80, of which Mr. Richmond received from Univest $110,693.41, and paid an aggregate of $30,000 to Univest’s legal counsel. Also, on January 24, 2022, for services in connection with our My Health Logic Acquisition, we issued Univest 17,142 units and Mr. Richmond, as a registered representative of Univest entitled to a portion of Univest’s compensation due to his employment terms, 25,714 units in exchange for Univest’s and Mr. Richmond’s services valued at a total of $300,000 provided to us in connection therewith. On June 26, 2022, in anticipation of the final closing of this private placement and pursuant to our placement agency agreement with Univest, we issued Univest, as placement agent, a placement agent warrant for the purchase of 57,839 shares of common stock, and a warrant to Bradley Richmond, as a registered representative of Univest entitled to a portion of Univest’s compensation due to his employment terms, a placement agent warrant for the purchase of 86,759 shares of common stock. In accordance with the placement agency agreement, the placement agent warrants were issued in exchange for a $100 payment by Univest, and were exercisable on a cash or cashless basis, in aggregate, to purchase a number of shares of common stock equal to approximately 8% of the units sold in the units private placement. The placement agent warrants’ exercise price per share is equal to the price per unit of the units sold in the units private placement, currently $7.00, subject to adjustment. The warrants were to expire on June 26, 2027. Pursuant to the September 2022 Letter Agreements, each of Univest and Mr. Richmond has agreed to forego their applicable rights to such securities issued to them in connection with the My Health Logic acquisition, as the FINRA Staff has determined that such securities are underwriting compensation in connection with the Offering based on the FINRA Staff’s interpretation of FINRA Rule 5110.

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Between July and August 2021, Mr. Richmond made loans to the Company of a total of $691,712 for working capital purposes. These loans, which were undocumented, carried interest at the annual rate of one percent (1%). The loans were repaid in January 2022, and Mr. Richmond earned and was paid $6,917.12 in interest on the loans.

In March 2022, Mr. Richmond, along with several persons, acting individually, purchased a portion of the unexercised balance of a fully-vested option to purchase 275,000 shares of common stock at $4.04 per share from one of our former executives, which remaining balance was transferred directly to Mr. Richmond acting severally and not jointly thereto. Such option purchased by Mr. Richmond was exercisable to purchase 68,437 shares of common stock, was granted on March 17, 2022, and was to expire on March 16, 2024. Mr. Richmond paid the former executive $25,000 for such option. The Company recorded the changes in ownership upon proof of Mr. Richmond’s payment for such option and the Company did not pay or receive cash or other consideration in connection with the purchase of such option. Pursuant to the October 2022 Letter Agreement entered into with the Company, Mr. Richmond has agreed to forego his rights to such option, effectively unwinding such transaction, with the option now being held by our designee, who is unaffiliated with Mr. Richmond, in accordance with the FINRA Staff’s interpretation of Rule 5110.

●	On December 21, 2021, as part of our Units Private Placement described above, we agreed to issue Viner Total Investment Fund, or Viner, a 10% Secured Convertible Promissory Note, or a Convertible Note, and a Class C Warrant in exchange for $6 million, a commitment to invest an additional $2 million for securities with the same terms upon our filing of a registration statement on Form S-1 in connection with the Offering, and a commitment to invest another $2 million for securities with the same terms upon our responding in a satisfactory manner to the first round of SEC comments. The Convertible Note may be converted into 857,142 shares of common stock at the conversion price of $7.00 per share, subject to adjustment, or the Conversion Price, and additional shares at the Conversion Price due to accrued interest. In the event the Company consummates, while the Convertible Note is outstanding, an equity financing with a gross aggregate amount of securities sold of not less than $10,000,000, or a qualified financing, and provided that the Company is listed on a national stock exchange and the shares into which the Convertible Note may be converted may be issued or resold under an effective registration statement, then all outstanding principal, together with all unpaid accrued interest under the Convertible Note, would automatically convert into shares of common stock at the lesser of (i) 75% of the cash price per share paid in the qualified financing and the Conversion Price, subject to antidilution adjustments. In addition, if at any time following the sixty (60) day anniversary of the final closing date or termination of the Units Private Placement, and provided there is an effective registration statement permitting the issuance or resale of the shares of common stock into which the convertible notes may be converted, if (A) the Company’s common stock is listed on a senior national securities exchange, (B) the daily volume-weighted average price for the prior twenty (20) consecutive trading days is $24.00 or more (adjusted for splits and similar distributions) and (C) the daily trading volume is at least $1,000,000 during such twenty (20)-day period, then the Company would have the right to require Viner to convert all or any portion of the principal and accrued interest then remaining under its Convertible Note into shares of common stock at the above conversion price in effect on the mandatory conversion date. The Convertible Note and Class C Warrant also provide that a lower price per share, or more favorable terms, respectively, under subsequent equity issuances, not including qualified financings and certain other exempt issuances, will become part of the conversion or exercise rights of the Convertible Note and Class C Warrant, respectively. The Convertible Note is secured by a first priority security interest in all assets of the Company. The Class C Warrant may be exercised to purchase 1,714,285 shares of common stock at an exercise price of $9.00 per share, subject to adjustment. The Convertible Note and Class C Warrant also carry certain antidilution and registration rights as to the underlying shares of common stock. As a result of this investment, Viner would be considered to beneficially own an aggregate of 2,641,172 shares, or approximately 20.7%, of our common stock as of the date of this proxy statement, based on 10,132,212 shares of common stock outstanding as of the date of this proxy statement, including accrued convertible interest under the Convertible Note, and not including additional shares that Viner could potentially purchase upon certain adjustments to the Class C Warrant exercise provisions if the Offering is completed and does not constitute a qualified financing. However, Viner has executed a waiver of its conversion and exercise rights under its Convertible Notes and Class C Warrants, which will expire upon the approval of an increase in the number of the authorized shares of common stock under the Company’s articles of incorporation at the Company’s next shareholder meeting and the implementation of such increase, which must occur as soon as practicable after such shareholder approval. Viner is therefore not considered a beneficial owner of the Company’s shares as of the date of this proxy statement. In addition, we and Univest, as placement agent for the Units Private Placement, have determined that the final closing under our Units Private Placement has occurred, and in accordance with Viner’s unit purchase agreement with the Company, Viner will not be permitted to invest any further amounts in the Units Private Placement. Viner has also executed a waiver relating to its subscription rights under its unit purchase agreement with the Company.

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●	On March 24, 2022, Waichun Logistics Technology Limited, or Waichun, agreed to purchase $4 million of our Convertible Notes and Class C Warrants. On March 24, 2022, Waichun invested $2 million and received a Convertible Note for a principal amount of $2 million and corresponding Class C Warrant. On each of June 17, 2022 and August 12, 2022, under separate agreements, Waichun invested $500,000 and $1,500,000 respectively, and received additional Convertible Notes and corresponding Class C Warrants. In total, the Convertible Notes held by Waichun may be converted into 571,427 shares of common stock at the Conversion Price, and additional shares at the Conversion Price due to accrued interest. The Convertible Notes and Class C Warrants issued to Waichun have similar terms as those issued to Viner described above, except that Waichun’s Convertible Notes do not automatically convert upon the occurrence of a qualified financing and the other conditions described above as to such other Convertible Notes holder’s automatic conversion provisions. However, the Convertible Notes held by Waichun will become convertible at Waichun’s option at the discounted conversion price described above, and an effective registration statement covering the conversion shares is not required for such conversion. Waichun’s Class C Warrants may be exercised to purchase 1,142,856 shares of common stock for $9.00 per share, subject to adjustment. As a result of these investments, Waichun would be considered to beneficially own an aggregate of 1,736,277 shares, or approximately 14.6%, of our common stock as of the date of this proxy statement, based on 10,132,212 shares of common stock outstanding as of the date of this proxy statement, including accrued convertible interest under the Convertible Note, and not including additional shares that Waichun could potentially purchase upon certain adjustments to the Class C Warrant exercise provisions if the Offering is completed and does not constitute a qualified financing. However, Waichun has executed a waiver of its conversion and exercise rights under its Convertible Notes and Class C Warrants, which will expire upon the approval of an increase in the number of the authorized shares of common stock under the Company’s articles of incorporation at the Company’s next shareholder meeting and the implementation of such increase, which must occur as soon as practicable after such shareholder approval. Waichun is therefore not considered as a beneficial owner of the Company’s shares as of the date of this proxy statement. We and Univest, as placement agent for the Units Private Placement, have determined that the final closing under our Units Private Placement has occurred, and in accordance with Waichun’s unit purchase agreement with the Company, Waichun will not be permitted to invest any further amounts in the Units Private Placement. Waichun also executed a waiver relating to certain subscription rights under its unit purchase agreement with the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

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Board Leadership Structure

Our Board has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Currently, Dr. Vithal Dhaduk serves as Chairman of the Board. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Board Leadership Structure

Our Board has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Currently, Dr. Vithalbhai Dhaduk serves as Chairman of the Board. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Our Board is led by the Chairman. The Company has seven directors, and its Chief Executive Officer and Chief Financial Officer report to the Board. Our structure provides the Company with multiple leaders who represent the Company to our stockholders, regulators, business partners and other stakeholders, among other reasons set forth below.

●	This structure creates efficiency in the preparation of the meeting agendas and related board materials as the Company’s Chief Executive Officer works directly with those individuals preparing the necessary board materials and is more connected to the overall daily operations of the Company. Agendas are also prepared with the permitted input of the full board of directors allowing for any concerns or risks of any individual director to be discussed as deemed appropriate. The Board believes that the Company has benefited from this structure and is in the best interest of the stockholders.

●	The Company believes this structure allows for efficient and effective oversight, given the Company’s relatively small size, its corporate strategy and focus.

Risk Oversight

Effective risk oversight is an important priority of the Board. Because risks are considered in virtually every business decision, the Board discusses risk throughout the year generally or in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. The Nominating and Corporate Governance Committee also provides oversight of the corporate governance affairs of the board and the Company, including consideration of the risk oversight responsibilities of the full board and its committees. In each case management periodically reports to our Board or relevant committee, which provides the relevant oversight on risk assessment and mitigation.

Review and Approval of Transactions with Related Parties

Generally, the Board will approve transactions with related parties only to the extent the disinterested directors believe that they are in the best interests of the Company and on terms that are fair and reasonable (in the judgment of the disinterested directors) to the Company. We do not currently maintain a written policy regarding related-party transactions.

Family Relationships

There are no family relationships among our directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Information Concerning the Board and its Committees

All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We have previously compensated our directors for service on the Board and committees thereof through the issuance of shares of common stock, stock options and cash compensation for meeting fees. Additionally, we reimburse directors for expenses incurred by them in connection with the attendance at meetings of the Board and any committee thereof (as described below). The Board annually appoints the executive officers of the Company and the executive officers serve at the discretion of the Board.

Executive Sessions of the Board

The independent members of the Board of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

Communicating with our Board

Shareholders may contact the Board about bona fide issues or questions about the Company by writing the Secretary at the following address: Attn: Secretary, Marizyme, Inc., 555 Heritage Drive, Suite 205, Jupiter, Florida 33458.

Our Secretary, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Board of Directors and Committee Meetings

For the fiscal year ended December 31, 2021, the Board of Directors held eight meetings and took various other actions via the unanimous written consent of the board and the various committees described above. All directors attended at least 75% of the Board of Directors meetings and committee meetings relating to the committees on which each director served. At the Company’s annual meeting of its shareholders on September 20, 2021, all of its directors attended. The Company encourages but does not require all directors to be present at annual meetings of shareholders.

Board of Directors Committee Membership

Our Board of Directors has the authority to appoint committees to perform certain management and administration functions. On January 26, 2022, the Board formally established the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and also formed a Pricing Committee for the Offering. The Board also adopted a committee charter for the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Current committee membership and the functions of those committees are described below.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Terry Brostowin, Esq.	M	M
Dr. William Hearl	M	M	M
Julie Kampf		C	M
Dr. Vithalbhai Dhaduk			C
Michael Stewart	C

C - Chairman.

M – Member.

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Audit Committee

The board of directors has selected the members of the Audit Committee based on the board’s determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations. Mr. Stewart, Mr. Brostowin, and Dr. Hearl, each of whom satisfies the “independence” requirements of Rule 10A-3 under the Exchange Act and Nasdaq’s rules, were selected to serve on our Audit Committee, with Mr. Stewart serving as the chairman. Mr. Stewart has been determined by our board to be qualified as an “audit committee financial expert” as defined under Item 407(d)(5)(ii) and (iii) of Regulation S-K.

The Audit Committee’s function is to provide assistance to the board in fulfilling the board’s oversight functions relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditors, and to perform such other activities consistent with its charter and our bylaws as the Committee or the board deems appropriate. The Audit Committee will produce an annual report regarding our future year-end financial statements, which will be included in our future proxy statements for each year’s annual meeting. The Audit Committee is directly responsible for the appointment, retention, compensation, oversight and evaluation of the work of the independent registered public accounting firm (including resolution of disagreements between our management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall review and pre-approve all audit services, and non-audit services that exceed a de minimis standard, to be provided to us by our independent registered public accounting firm. The Audit Committee must carry out all functions required of audit committees by the SEC, federal securities laws, and the Nasdaq Listing Rules.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

During the fiscal year ending December 31, 2021, our Audit Committee held four meetings.

Compensation Committee

Ms. Kampf, Mr. Brostowin, and Dr. Hearl, each of whom satisfies the “independence” requirements of Rule 10C-1 under the Exchange Act and the Nasdaq Listing Rules, serve on our compensation committee, with Ms. Kampf serving as the chairman. The members of the compensation committee are also “Non-Employee Directors” within the meaning of Section 16 of the Exchange Act. The compensation committee assists the board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers.

The Compensation Committee is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain advisors to advise the Compensation Committee. The Compensation Committee may delegate its authority to subcommittees of independent directors, as it deems appropriate.

During the fiscal year ending December 31, 2021, our Compensation Committee met three times.

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Nominating and Corporate Governance Committee

Dr. Dhaduk, Dr. Hearl and Ms. Kampf, each of whom satisfies the “independence” requirements of the Nasdaq Listing Rules, serve on our Nominating and Corporate Governance Committee, with Dr. Dhaduk serving as the chairman. The Nominating and Corporate Governance Committee assists the board of directors in selecting individuals qualified to become our directors and in determining the composition of the board and its committees.

The Nominating and Corporate Governance Committee is responsible for (1) assisting the board of directors by identifying individuals qualified to become board members; (2) recommending individuals to the board for nomination as members of the board and its committees; (3) leading the board in its annual review of the board’s performance; (4) monitoring the attendance, preparation and participation of individual directors and to conduct a performance evaluation of each director prior to the time he or she is considered for re-nomination to the board; (5) reviewing and recommending to the board responses to shareholder proposals; (6) monitoring and evaluating corporate governance issues and trends; (7) providing oversight of the corporate governance affairs of the board and the Company, including consideration of the risk oversight responsibilities of the full board and its committees; (8) assisting the board in organizing itself to discharge its duties and responsibilities properly and effectively; and (9) assisting the board in ensuring proper attention and effective response to shareholder concerns regarding corporate governance. We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for director.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Corporate Governance Committee also regularly assesses the appropriate size of the board and whether any vacancies on the board are expected due to retirement or other circumstances. In addition, the Nominating and Corporate Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current board members, professional search firms, shareholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year.

The Nominating and Corporate Governance Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the board. The Committee selects nominees that best suit the board’s current needs and recommends one or more of such individuals for election to the board.

The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described below. The Secretary will send properly submitted shareholder recommendations to the Committee. Individuals recommended by shareholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by shareholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s bylaws permit shareholders to nominate directors at an annual meeting of shareholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s bylaws and applicable SEC rules and regulations.

During the fiscal year ending December 31, 2021, the Nominating and Corporate Governance Committee met three times.

Director Nominations Process

As described above, the Nominating and Corporate Governance Committee will consider qualified director candidates recommended in good faith by shareholders, provided those nominees meet the requirements of applicable federal securities law. The Nominating and Corporate Governance Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources. Any shareholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Marizyme, Inc., 555 Heritage Drive, Suite 205, Jupiter, Florida 33458. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about shareholder recommended nominees in order to comply with any applicable laws, rules, the Company’s bylaws or regulations or to the extent such information is required to be provided by such shareholder pursuant to any applicable laws, rules or regulations.

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Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Such code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time.

Policy Against Certain Transactions

The Company has adopted an insider trading policy that applies to executive officers, directors and key employees. The Company has determined that there is a heightened legal risk and/or the appearance of improper or inappropriate conduct if the persons subject to the insider trading policy engage in certain types of transactions. Therefore, it is the Company’s policy that any persons covered by the insider trading policy may not engage in any of the following types of transactions: short-term trading, short sales, trading in publicly-traded options, hedging, trading on margin, pledging securities and placing standing or limit orders.

Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Interim Chief Executive Officer and Chief Financial Officer. We plan to implement a clawback policy in the future, although we have not yet implemented such policy to date.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during fiscal 2021 and through the date of this filing, were timely made except as follows: Based solely on our review of certain reports filed with the SEC pursuant to Section 16(a) of the Exchange Act, or Section 16(a), the reports required to be filed pursuant to Section 16(a) during the fiscal year ended December 31, 2021 or in prior years, were not timely filed by the following persons: William Hearl, a director, has not filed a Form 3; James Sapirstein, a former director and former Interim Chief Executive Officer, did not timely file a Form 4; Terry Brostowin, a director, did not file a timely Form 4; Dr. Vithalbhai Dhaduk, our Chairman, did not timely file a Form 3; Julie Kampf, a director, did not timely file a Form 3; David Barthel, our Chief Executive Officer and a director, did not file a timely Form 3; Bradley Richmond, our former Acting Vice President of Finance, did not file a timely Form 3; Harrison Ross, our Vice President of Finance, did not file a timely Form 3; and George Kovalyov, our Chief Financial Officer and Treasurer, did not file a timely Form 3.

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Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

DISSENTERS’ RIGHTS

Under Nevada law there are no dissenters’ rights available to our shareholders in connection with any of the Proposals.

ADDITIONAL INFORMATION

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website at https://marizyme.com/investors/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this Proxy Statement.

The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt upon receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Marizyme, Inc., 555 Heritage Drive, Suite 205, Jupiter, Florida 33458.

OTHER MATTERS

As of the date of this Proxy Statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b) No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

STOCKHOLDER PROPOSALS

Shareholder Proposals for 2023 Annual Meeting of Shareholders and 2023 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2023 fiscal year Annual Meeting of shareholders and included in our proxy statement and form of proxy relating to such meeting pursuant to, and in compliance with the requirements of, Rule 14a-8 of Regulation 14A must be received by us, addressed to our Secretary, at our principal executive offices at 555 Heritage Drive, Suite 205, Jupiter, Florida 33458, not earlier than the close of business on July 7, 2023, and not later than the close of business on August 7, 2023, together with written notice of the shareholder’s intention to present a proposal for action at the fiscal 2023 Annual Meeting of shareholders. A shareholder wishing to nominate a candidate for election as a director or to bring any other proposal before the 2023 annual meeting (but not include the nomination or proposal in our Proxy Statement), must cause written notice of the proposal to be received by the Secretary of the Company at our principal executive office no earlier than September 6, 2023, and no later than October 6, 2023. If our annual meeting date occurs more than 30 days before or 30 days after December 27, 2023, notice by the stockholder to be timely must be so delivered within a reasonable time prior to the time that we begin to print and mail proxy materials for our 2023 annual general meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

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The proposal should state as clearly as possible the details of proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Nominations For Directors

The Nominating and Corporate Governance Committee will consider qualified director candidates recommended in good faith by shareholders, by the same deadlines set forth above under “Shareholder Proposals for 2023 Annual Meeting of Shareholders and 2023 Proxy Materials,” provided those nominees meet the requirements of applicable federal securities law, and the requirements of the Company’s Bylaws. The Nominating and Corporate Governance Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources. Any shareholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Marizyme, Inc., 555 Heritage Drive, Suite 205, Jupiter, Florida 33458. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about shareholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such shareholder pursuant to any applicable laws, rules or regulations.

Sincerely,

David Barthel
Chief Executive Officer

Jupiter, Florida

November 11, 2022

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Annex A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Marizyme, Inc.

Entity or Nevada Business Identification Number (NVID): NV20071413059

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ________
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ________

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ________

Jurisdiction of formation: ________

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

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Revised: 1/1/2019

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BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article III of the Articles of Incorporation is hereby amended. See below. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Signature of Officer or Authorized Signer — CEO Title X ______________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Article III of the Articles of Incorporation of Marizyme, Inc. (the "Company") is hereby amended to increase the authorized capital stock of the Company to 100,000,000 shares, consisting of 75,000,000 shares of Common Stock, par value $0.001 per share, and 25,000,000 shares of "blank check" Preferred Stock, par value $0.001 per share, which class shall have the rights, powers, designations, preferences and relatives, participating, optional and other rights and qualifications, limitations and restrictions as established by the Board of Directors of the Company, in one or more series from time to time, without the consent of the shareholders of the Company.

This form must be accompanied by appropriate fees.

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Revised: 1/1/2019

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Annex B

AMENDMENT NO. 1 TO THE MARIZYME, INC.
AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN

This Amendment No. 1 (this “Amendment”) to the Marizyme, Inc. Amended and Restated 2021 Stock Incentive Plan, (the “2021 Plan”), of Marizyme, Inc., a Nevada corporation (the “Company”), is dated as of August 30, 2022 (the “Effective Date”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the 2021 Plan.

WHEREAS, the Company maintains the 2021 Plan to provide for certain equity incentive compensation awards to directors, officers, consultants and other key employees of the Company;

WHEREAS, the 2021 Plan currently provides for a maximum of 1,325,000 shares of Stock that may be issued or delivered pursuant to Awards under the 2021 Plan; and

WHEREAS, the Board of Directors (the “Board”) of the Company has determined that it is in the best interests of the Company to amend the 2021 Plan to increase the maximum number of Shares that may be issued or delivered pursuant to Awards under the 2021 Plan by 475,000 shares, to 1,800,000 Shares.

NOW, THEREFORE, effective as of the Effective Date, the 2021 Plan shall be amended as follows:

I.	Section 4.1 of the 2021 Plan is hereby deleted in its entirety and replaced with the following:

4.1. Maximum Number of Shares of Stock Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the 2021 Plan shall be 1,800,000 shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled or if shares of Stock are acquired pursuant to an Award subject to forfeiture or repurchase and are forfeited or repurchased by the Company for an amount not greater than the Participant’s exercise or purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the 2021 Plan. The maximum number of shares of Stock that may be issuable pursuant to Incentive Stock Awards granted under the 2021 Plan shall not exceed 1,800,000, which limitation shall be subject to adjustment under Section 4.2 only to the extent that such adjustment is consistent with adjustments permitted under Section 422 of the Code.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Amendment No. 1 was duly adopted by the Board and a majority of the Stockholders, effective as of the Effective Date.

MARIZYME, INC.

By:	/s/ David Barthel
Name:	David Barthel
Title:	Chief Executive Officer

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